Exhibit 10.1

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

SOFTWARE DEVELOPMENT COOPERATION AGREEMENT

This Software Development Cooperation Agreement is made by and between SAP AG, Dietmar-Hopp-Allee 16, D-69190 Walldorf, Germany, hereinafter referred to as “SAP”, and BlackLine Systems, Inc., 21300 Victory Blvd, 12th Floor, Woodland Hills, CA 91367, USA, hereinafter referred to as “Company”—together referenced hereunder as “Party” or “Parties”.

Whereas, SAP has developed and markets worldwide the “SAP Business Solutions”, including but not limited to integrated financial, human resources, sales and services, data-warehousing, business intelligence, logistics and manufacturing application software, all based on open integration and a common application platform, and

Whereas, Company has developed and markets worldwide its proprietary software products, and

Whereas, SAP is interested in supporting the Company’s efforts to develop an integration solution which connects Company’s software with the SAP Business Solutions as described under this Agreement, and

Whereas, the Parties are interested in jointly promoting Company’s software in conjunction with the SAP solutions as described in this Agreement.

Now Therefore, the Parties hereto agree as follows:

1.	Definitions

1.1	“Agreement” shall mean this Software Development Cooperation Agreement and all appendices, annexes or exhibits thereto.

1.2	“Company Solution” shall mean Company’s proprietary software-as-a-service, on-demand solution and/or any on-premise version, or any component thereof, including all software, systems and, technology included in such solution, as further described in Appendix 1, which may include modifications made in accordance with the Conceptual Design, and which is capable of exchanging financial information with SAP Software including any successor version thereof.

1.3	“Conceptual Design” shall mean the description of the functional specifications of the SAP Interface or any other architecture, guideline or specification developed by or with SAP concerning or related to the integration of the Company Solution with the SAP Software.

1.4	“Documentation” shall include all functional specific materials, whether in human readable or machine readable format, and any copies of the foregoing, in any medium, related to a Party’s software and delivered to the other Party in connection with this Agreement, including but not limited to, interface documentation, manuals, program listings, data models, flow charts, logic diagrams, input and output forms, specifications, and instructions.

SAP and Company Confidential	Page 1 of 63

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

1.5	“Effective Date” shall be October 1, 2013.

1.6	“Intellectual Property Rights” means unpatented inventions, patents of any type, design rights, utility models or other similar invention rights, copyrights, mask work rights, trade secret or confidentiality rights, and any other intangible property rights (except rights in trademarks, trade names and service marks) including applications and registrations for any of the foregoing, in any country, arising under statutory or common law or by contract and whether or not perfected, now existing or hereafter filed, issued, or acquired as well as renewals thereto as well as other forms of protection of a similar nature anywhere in the world.

1.7	“Newly Developed Materials” shall mean any software, systems, tools, data, specifications, documentation or other material developed by SAP and/or Company in connection with the integration of the Company Solution with the SAP Software within the context of this Agreement (including any results associated with this Agreement, as well as any interim results, specifications, software, picture and text materials, and inventions connected therewith).

1.8	“Promotional Materials” means any and all (i) marketing, advertising and other promotional materials, referencing the other Party, the other Party’s products, services and/or its trade names, trademarks, or service marks; and (ii) press releases related to the Company Solution and the SAP Software.

1.9	“SAP Interface” is an application interface developed by or with SAP that resides on or in the SAP Software and which, when activated, will allow information to be exchanged between SAP Software and the Company Solution.

1.10	“SAP Software” shall mean SAP’s proprietary software solution and any successor version thereof, as further described in Appendix 1.

2.	Subject Matter of the Agreement

2.1	The Parties agree to cooperate in developing the integration scenario as described under Appendix 1. The Company Solution shall comply with the SAP solution production standards as outlined in Appendix 1.

2.2	SAP will provide Company with the Conceptual Design to enable Company to integrate (or otherwise facilitate interoperability between) the Company Solution and the SAP Software.

2.3	This Agreement is not exclusive. SAP or Company may enter into similar agreements with third parties. This Agreement does not convey any official partner program status to Company or provide Company any rights to services within the SAP partner programs.

SAP and Company Confidential	Page 2 of 63

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

2.4	Except as stated otherwise in this Agreement or mutually agreed to by both Parties in writing, each Party shall bear its own internal costs, fees and expenses in connection with the obligations described in this Agreement.

2.5	All project-related details, the duties of Company and SAP, the expected dates for coordination meetings and transfer of deliverables and results, and any other arrangements regarding the accomplishment of the project are set forth in the Project Plan attached hereto in Appendix 2 (“Project Plan”). The Project Plan may only be modified by written approval of both project managers appointed according to Section 3 below.

3.	Accomplishment of the Project

3.1	Each Party shall appoint, in writing, a project manager to act as its point of contact for the other Party. Each Party shall be entitled to replace such appointed project manager as well as any other member of the project team in its sole discretion. The respective Party shall inform the other Party accordingly in writing (e-mail or fax communication is sufficient provided that the other Party acknowledges receipt). SAP may deploy freelance workers and other contractors to perform its duties under this Agreement provided they are subject to confidentiality obligations.

3.2	Coordination meetings shall take place on the dates set forth in the Project Plan or as otherwise mutually agreed by the Parties. Each Party’s project manager will participate in coordination meetings, as well as any other personnel of SAP and Company whose attendance would reasonably further the project. For each coordination meeting, the Parties will jointly produce a progress report, which shall include, but not be limited to, the following:

•	an evaluation of the project progress in comparison with the timetable set forth in the Project Plan;

•	expected delays;

•	measures to be taken in order to limit expected delays;

•	discussion of open issues;

•	relevant details regarding project organization and planning.

3.3	The SAP Interface is designed as a proprietary but open interface. SAP may at any time and at its sole discretion provide the SAP Interface to other companies and may include the SAP Interface in SAP’s interface certification process. If the Company desires modifications of the SAP Interface or the Conceptual Design, SAP will review such request and inform Company within an adequate period of time whether the requested modification can be implemented.

SAP and Company Confidential	Page 3 of 63

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

4.	Company Obligation

4.1	Company shall provide SAP with all necessary information on the logical, process and data structures of the Company Solution required for the SAP Software to exchange information with the Company Solution.

4.2	Company will actively sell the Company Solution in the global marketplace as a generally available service. If Company intends to stop offering the Company Solution to customers, Company will immediately notify SAP and SAP may then terminate this Agreement with thirty (30) days written notice to Company.

4.3	Company will provide SAP with at least six (6) months advance notice of any changes to the Company Solution and/or other corresponding systems(s) that might impact the integration with the SAP Software or the ability of SAP to perform its obligations under this Agreement.

4.4	Provided that SAP provides reasonable prior notice under Section 5.3, Company will ensure that SAP customers are able to continue to use the Company Solution with the SAP Software after each modification or update to the Company Solution. In addition, Company will ensure that Company Solution continues to meet the product standards and criteria as outlined under Appendix I after any modification or update to the Company Solution.

4.5	Provided that SAP provides reasonable prior notice under Section 5.3, for the Term of this Agreement, Company will ensure and maintain the compatibility of the Company Solution, including the current and all future versions and/or extensions thereof, with the SAP Software and the SAP Interface.

4.6	Company will ensure that any Newly Developed Materials created by Company do not:

4.6.1	unreasonably impair, degrade or reduce the performance or security of the SAP Software;

4.6.2	enable the bypassing or circumventing of SAP’s license restrictions and/or provide users with access to the SAP Software to which such users are not licensed;

4.6.3	render or provide, without prior written consent from SAP , any information concerning SAP software license terms, SAP Software, or any other information related to SAP products. Company shall refer any customer requiring such information to SAP; or

4.6.4	except as otherwise expressly provided, including as indicated in Appendix I, herein, permit mass data extraction from an SAP software to a non-SAP software, including use, modification, saving or other processing of such data in the non-SAP Software.

SAP and Company Confidential	Page 4 of 63

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

4.7	During the Term, Company grants SAP the rights to have access to the Company Solution for the purpose of facilitating the demonstration of the Company Solution by its customers or potential customers, as set forth in Appendix 7.

4.8	Once Company has completed the acceptance testing and certification process outlined in Appendix 1, and provided the Company Solution conforms on an ongoing basis with the requirements set forth in the Agreement, Company will be entitled to communicate the status of the Company Solution as an endorsed business solution, and any such communication shall comply with SAP’s then current guidelines regarding communications concerning Company Solution as an endorsed business solution. The guidelines as of the Effective Date are found in Appendix 9.

5.	SAP Obligation

5.1	SAP will provide Company with online Documentation covering the configuration of SAP Interface and/or the Conceptual Design.

5.2	When distributing software updates of the SAP Software to SAP customers, SAP will make commercially reasonable efforts to enable SAP customers who upgrade their SAP Software to continue to use the Company Solution after each upgrade.

5.3	SAP shall notify Company of a release change to the SAP Interface and/or the Documentation within a reasonable period of time prior to the applicable generally available release.

6.	Joint Obligations of Company and SAP

6.1	Company and SAP will test the integration between the Company Solution and the SAP Software as outlined in the Project Plan and both Parties will report the respective results to each other. Each Party agrees to cooperate reasonably with each other under this Agreement to fulfill properly its obligations under the Project Plan.

6.2	Neither Party shall use the other Party’s logos nor marks without such other Party’s prior written approval. Any such use is subject to the terms of the owning Party’s trademark license terms and trademark usage guidelines.

6.3	Any use of a Party’s Promotional Materials or any joint marketing activities shall be subject to such Party’s prior written approval. Notwithstanding the foregoing, if required by applicable law, each Party may issue press releases concerning the Company Solution or the cooperation hereunder and other disclosures as required by applicable law without the consent of the other Party, provided the Party making the disclosure provides advance notice to the other party of such disclosure, if permitted by applicable law.

6.4

Each Party shall solicit and reasonably consider the views of the other Party in designing and publishing Promotional Materials. Once approved by the other Party, the Promotional Materials may be used and re-used by a Party for the purpose of

SAP and Company Confidential	Page 5 of 63

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

promoting the Company Solution and the SAP Software referenced therein until such approval is withdrawn by the other Party with reasonable prior written notice. In the event such approval is withdrawn, existing Promotional Materials shall be returned or deleted within a reasonable period of time, as outlined in the withdrawal notice.

7.	Warranty

7.1	SAP warrants that the SAP Software and SAP Interface will operate in material conformance with the SAP Documentation during the Warranty Period. The Warranty Period for the SAP Software and SAP Interface shall be three (3) months after first delivery to Company. SAP’s sole obligation and Company’s exclusive remedy for any nonconformance shall be, at SAP’s option, to correct the defect by providing a remedy which brings the performance of the SAP Software or SAP Interface into substantial compliance with the SAP Documentation, or to replace the defective component. The warranty in this Section 7.1 does not apply to pre-release versions of SAP Software.

7.2	Company warrants that the Company Solution will operate in material conformance with the Company Documentation during the Warranty Period. The Warranty Period for the Company Solution shall be three (3) months after SAP is provided access to the Company Solution; provided that the Warranty Period shall not commence sooner than the Effective Date. Company’s sole obligation and SAP’s exclusive remedy for any nonconformance shall be, at Company’s option, to correct the defect by providing a remedy which brings the performance of the Company Solution into substantial compliance with the Company Documentation, or to replace the defective component. The warranty in this Section 7.2 does not apply to pre-release versions of Company Solution.

7.3	The foregoing warranties shall not apply: (i) to any third party software to the extent such third party software causes the defect; or (ii) if the applicable component is not used in accordance with the Documentation; or (iii) if the applicable component has been subjected to any modification not agreed to by the parties pursuant to this Agreement; or (iv) to the extent that the defect is caused by or is contributed to by the end user or the Party that receives the applicable component.

7.4	THE WARRANTIES SET FORTH IN THIS SECTION 7 ARE THE ONLY WARRANTIES MADE BY EITHER PARTY AND ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, INCLUDING BUT NOT LIMITED TO IMPLIED WARRANTIES OF MERCHANTABILITY AND/OR FITNESS FOR A PARTICULAR PURPOSE. EXCEPT TO THE EXTENT STATED ABOVE, ALL SOFTWARE, PRODUCTS, SERVICES AND MATERIALS ARE PROVIDED “AS IS” AND “WITH ALL FAULTS” AND WITHOUT WARRANTIES OF ANY KIND. THERE ARE NO WARRANTIES OF TITLE, NON-INFRINGEMENT OR OF RESULTS OBTAINED WITH RESPECT TO USE OF ANY DELIVERABLES OR ANY SERVICES OR ANY SERVICES PROVIDED BY EITHER PARTY HEREUNDER.

SAP and Company Confidential	Page 6 of 63

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

8.	Limitation on Liability

8.1	EXCEPT WITH RESPECT TO ANY BREACHES OF CONFIDENTIALITY AND INDEMNIFICATION OBLIGATION, NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTION, LOSS OF BUSINESS INFORMATION, OR OTHER PECUNIARY LOSS), WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER LEGAL THEORY, ARISING OUT OF THIS AGREEMENT, EVEN IF FOREWARNED OF THE POSSIBILITY OF THE SAME.

8.2	EXCEPT WITH RESPECT TO MISAPPROPRIATION OF THE OTHER PARTY’S INTELLECTUAL PROPERTY RIGHTS, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER OR ANY THIRD PARTY FOR ANY DIRECT DAMAGES, WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER LEGAL THEORY, ARISING OUT OF THIS AGREEMENT IN EXCESS OF [***].

8.3	Any claims for damages by either Party shall expire on the earlier of: (a) the date that is one (1) year after the time that such Party has become aware of the event giving rise to the claim; or (b) the date that is two (2) years after the claim arises (provided that the foregoing one (I) and two (2) year periods shall be tolled upon the filing of a judicial action for the claim). Notwithstanding the foregoing, the limitation period set forth in this Section 8.3 will not apply to cases of fraud, willful misconduct or personal injury.

8.4	The foregoing limitations on liability in Sections 8.1 and 8.2 shall not apply to (i) breaches of Section 11 (Confidentiality) or (ii) SAP’s indemnification and defense obligations under Section 10.

9.	Proprietary Rights of the Parties

9.1	This Agreement, and the Parties’ performance hereunder, does not grant to SAP or Company either ownership of, or a license to, whether by implication, estoppel or otherwise, any Intellectual Property Rights of the other Party, except to the extent expressly granted herein.

9.2

Any pre-existing programs, tools, systems, data or materials made available by SAP to Company in the course of the performance under this Agreement including, but not limited to, the SAP Software, the Conceptual Design, the SAP Documentation, the SAP Interface (collectively, “SAP Materials”), and all Intellectual Property Rights embodied in the foregoing, shall be the sole and exclusive property of SAP, subject to any rights expressly granted to Company herein. Subject to and conditioned upon Company’s compliance with the terms of this Agreement, SAP hereby grants to Company a limited, worldwide, royalty free, fully paid-up, non-exclusive, nontransferable right and license (without the right to grant sublicenses) under SAP’s

SAP and Company Confidential	Page 7 of 63

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

Intellectual Property Rights in the SAP Materials, for the Term of this Agreement, to reproduce, display, and use the SAP Materials solely for the purpose of developing an integration with the SAP Software and testing the Company Solution contemplated herein. SAP retains title to all individual electronic copies of the SAP Materials.

9.3	Any pre-existing programs, tools, systems, data or materials made available by Company to SAP in the course of the performance under this Agreement (collectively, “Company Materials”), and all Intellectual Property Rights embodied in the foregoing, shall be the sole and exclusive property of Company, subject to any rights expressly granted to SAP herein. Company hereby grants to SAP a limited, worldwide, royalty free, fully paid-up, non-exclusive, non-transferable right and license (without the right to grant sublicenses) under Company’s Intellectual Property Rights in the Company Materials, for the Term of this Agreement, to reproduce, display, and use the Company Materials solely for the purpose of developing the SAP Interface and testing the SAP Software and SAP Interface as contemplated herein. Company retains title to all individual electronic copies of the Company Materials.

9.4	SAP shall not modify the Company Materials and Company shall not modify the SAP Materials under this Agreement. Any modifications are subject to the owning Party’s prior written consent and a written agreement pertaining to the development of such modifications.

9.5	Any Newly Developed Materials that relate primarily to the Company Materials, and all Intellectual Property Rights embodied therein, will be owned by Company. (“Company Newly Developed Materials”). SAP hereby irrevocably assigns to Company all SAP’s right, title and interest in and to such Company Newly Developed Materials created by or on behalf of SAP. Company hereby grants to SAP a non-exclusive, perpetual, irrevocable, worldwide, royalty-free and fully paid up license, with the right to grant sublicenses, to use, reproduce, display, and distribute the Company Newly Developed Materials, and to make, have made, use, lease, sell, offer for sale, import, export or otherwise transfer, under its current and future license and distribution models, any product which includes such Company Newly Developed Materials, and to practice any method, covered by any Intellectual Property Rights in such Company Newly Developed Materials.

9.6	Except to the extent otherwise provided for elsewhere in this Agreement, any and all Intellectual Property Rights to or arising out of any Newly Developed Materials that do not relate primarily to the Company Materials shall belong to SAP (“SAP Newly Developed Materials”). Company hereby irrevocably assigns to SAP all Company’s right, title and interest in and to such SAP Newly Developed Materials created by or on behalf of Company. SAP hereby grants to Company a non-exclusive, worldwide, perpetual, irrevocable, royalty-free and fully paid up license, with the right to grant sublicenses, to use, reproduce, display, and distribute the SAP Newly Developed Materials, and to make, have made, use, lease, sell, offer for sale, import, export or otherwise transfer , under its current and future license and distribution models, any product which includes such Company Newly Developed Materials, and to practice any method, covered by any Intellectual Property Rights in such SAP Newly Developed Materials.

SAP and Company Confidential	Page 8 of 63

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

9.7	All assignments of rights granted under this Agreement include, but are not limited to, the right to register or file proprietary rights based on the materials being assigned (“Assigned Materials”). Each Party further agrees to provide to the other Party promptly upon the other Party’s request all pertinent facts and documents relating to any Assigned Materials. Each Party further agrees to perform promptly such lawful acts and to sign promptly such further applications, assignments, statements, and other lawful documents as the other Party may reasonably request to effectuate fully the assignments hereunder.

9.8	Neither Party may reverse engineer, decompile, or disassemble the other Party’s software; encourage or allow any third party to reverse engineer, decompile, or disassemble the other Party’s software; or otherwise attempt to obtain any source code for the other Party’s software not provided to the Party by the other Party — except and only to the extent that such activity is expressly permitted by applicable law notwithstanding this limitation.

9.9	In exchange for the (i) rights described in Section 9.2 to use SAP Materials and (ii) the rights described in Section 9.6 to use SAP Newly Developed Materials, Company hereby covenants not to assert against SAP and its subsidiaries, or their resellers, distributors, suppliers, commercial partners and customers, any claims of Intellectual Property Rights of Company in SAP Newly Developed Materials. For the sake of clarity, the foregoing shall not limit SAP’s indemnity obligation as set forth in Section 10 of this Agreement.

10.	Indemnification

10.1	Company and SAP agree to indemnify each other for any liability or expense arising out of claims for personal injury or property damage (but only to the extent that such property damage is not covered by general liability insurance) resulting from intentional or gross negligent acts by the other Party.

10.2	Each Party (the “Indemnifying Party”) will defend at its own expense any legal proceeding brought against the other Party (the “Indemnified Party”), to the extent that such proceeding is based on a claim that the use of the Indemnifying Party’s deliverables hereunder is an infringement of a third party’s Intellectual Property Rights, and will pay all damages and costs awarded by a court of final appeal attributable to such claim or amounts paid in settlement of such claim; provided, however, that the Indemnified Party:

10.2.1	Provides notice of the claim promptly to the Indemnifying Party;

SAP and Company Confidential	Page 9 of 63

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

10.2.2	Gives the Indemnifying Party sole control of the defense and settlement of the claim; provided that the Indemnified Party, at its option and expense, may also be represented in the legal proceeding by independent counsel;

10.2.3	Exercises commercially reasonable efforts to provide to the Indemnifying Party, at the Indemnifying Party’s expense, available information, assistance and authority to defend such claim;

10.2.4	Has not compromised or settled such proceeding without the Indemnifying Party’s prior written consent.

10.3	Each Party shall have no liability for any infringement or claim, which results from the use of its products in combination with any equipment, software or data not provided or approved by such Party.

10.4	This Section 10 states the entire liability of each Party with respect to the indemnification of any intellectual property right infringement hereunder and there shall be no additional liability with respect to any alleged or proven infringement.

11.	Confidentiality

11.1	Each Party acknowledges that, during the Term of this Agreement, it will receive information from the other Party that the other Party regards as confidential and proprietary, as defined below (the Party disclosing such Confidential Information being the “Disclosing Party” and the Party receiving such Confidential Information being the “Receiving Party”).

11.2	As used herein, “Confidential Information” shall mean all information which Disclosing Party protects against unrestricted disclosure to others, furnished by the Disclosing Party or its Representatives (defined below) to the Receiving Party or its Representatives in writing or in other tangible form and clearly identified as confidential or proprietary at the time of disclosure marked with an appropriate legend indicating that the information is deemed confidential or proprietary by the Disclosing Party, including but not limited to, information that is related to:

(a)	the business plans or operations of the Disclosing Party (including pricing);

(b)	the research and development or investigations of the Disclosing Party;

(c)	the business of any customer or partner of the Disclosing Party;

(d)	Disclosing Party’s properties, employees, finances, operations;

(e)	any information about or concerning any third party (which information was provided to the Disclosing Party subject to an applicable confidentiality obligation to such third Party);

SAP and Company Confidential	Page 10 of 63

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

(f)	software and related documentation including, but not limited to, the Company Solution (for Company), and the SAP Software, the SAP Interface, and the Conceptual Design (for SAP), (respectively, “Disclosing Party’s Software”) as well as the following information regarding Disclosing Party’s Software: (i) computer software (object and source codes), programming techniques and programming concepts, methods of processing, system designs embodied in Disclosing Party’s Software; and (ii) discoveries, inventions, concepts, designs, flow charts, documentation, product specifications, application program interface specifications, techniques and processes relating to Disclosing Party’s Software; and

(g)	product offerings, content partners, product pricing, product availability, technical drawings, algorithms, processes, ideas, techniques, formulas, data, schematics, trade secrets, know-how, improvements, inventions (whether patentable or not), marketing plans, forecasts and strategies.

Where the Confidential Information has not been reduced to written or other tangible form at the time of disclosure, and such disclosure is made orally or visually, the Disclosing Party agrees to identify it as confidential or proprietary at the time of disclosure and to either submit the information in a written format or summarize the Confidential Information in writing and deliver such information or summary (such information or summary may be delivered via email) within thirty (30) calendar days of such oral or visual disclosure. Neither Party shall identify information as confidential or proprietary that is not in good faith believed to be confidential, privileged, a trade secret, or otherwise entitled to such markings or proprietary claims.

Notwithstanding any language to the contrary in this Section, in the event a party inadvertently fails to mark a disclosure, or submit or summarize an oral or visual disclosure, if such information is treated by the Disclosing Party as confidential and the information is such that by its nature and under the circumstances it would be objectively perceived as information that ought to be accorded confidential treatment, then the Receiving Party shall treat it as such.

11.3	Confidential Information shall not be reproduced in any form except as required to accomplish the intent of this Agreement. Any reproduction of any Confidential Information of a Disclosing Party shall remain the property of the Disclosing Party and shall contain any and all confidential or proprietary notices or legends which appear on the original. The Receiving Party:

(a)	shall take all reasonable steps (defined below) to keep all Confidential Information strictly confidential;

(b)	shall not disclose or reveal any Confidential Information to any person other than its Representatives who are actively and directly involved in the performance under this Agreement, or who otherwise need to know the Confidential Information for the purpose of the Party’s performance under this Agreement;

SAP and Company Confidential	Page 11 of 63

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

(c)	shall not use Confidential Information for any purpose other than in connection with the Parties’ performance under this Agreement; and

(d)	shall not disclose to any person (other than those of its Representatives who are actively and directly participating in the scope of work under this Agreement or who otherwise need to know for the purpose of the Party’s performance under the Agreement) any information about the Agreement, or the terms or conditions or any other facts relating thereto, including, without limitation, the fact that Confidential Information has been made available to the Receiving Party or its Representatives.

As used herein “reasonable steps” means those steps the Receiving Party takes to protect its own similar proprietary and confidential information, which shall not be less than a reasonable standard of care. As used herein, “Representatives” shall mean (i) employees of Receiving Party; (ii) attorneys, accountants, or other professional business advisors; and, additionally, (iii) employees of SAP and those entities directly or indirectly owned by SAP entities, and (iv) employees of any Company entity who are directly involved in the performance of obligations under this Agreement. The Receiving Party shall be responsible for any breach of the terms of this Agreement by it or its Representatives.

11.4	The above restrictions on the use or disclosure of the Confidential Information shall not apply to any Confidential Information that:

(a)	is independently developed by Receiving Party without reference to the Disclosing Party’s Confidential Information, or is lawfully received free of restriction from a third party having the right to furnish such Confidential Information; or

(b)	has become generally available to the public without breach of this Agreement by Receiving Party; or

(c)	at the time of disclosure to Receiving Party was known to such Party free of restriction; or

(d)	Disclosing Party agrees in writing is free of such restrictions.

11.5

In the event that the Receiving Party or any of its Representatives are requested pursuant to, or required by, applicable law or regulation or by legal process to disclose any Confidential Information or any other information concerning the Disclosing Party, this Agreement, or the Parties’ performance hereunder, the Receiving Party shall to the extent it is not legally prohibited from doing so, provide the Disclosing Party with prompt notice of such request or requirement in order to enable the Disclosing Party (i) to seek an appropriate protective order or other

SAP and Company Confidential	Page 12 of 63

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

remedy; (ii) to consult with the Receiving Party with respect to the Disclosing Party’s taking steps to resist or narrow the scope of such request or legal process; or (iii) to waive compliance, in whole or in part, with the terms of this Agreement. In the event that such protective order or other remedy is not obtained in a timely manner, or the Disclosing Party waives compliance, in whole or in part, with the terms of this Agreement, the Receiving Party or its Representative shall use commercially reasonable efforts to disclose only that portion of the Confidential Information which is legally required to be disclosed and to require that all Confidential Information that is so disclosed will be accorded confidential treatment.

11.6	Upon the Disclosing Party’s written request, the Receiving Party shall (upon termination of the Agreement or at the Receiving Party’s election) return or destroy (provided that any such destruction shall be certified by a duly authorized Representative of the Receiving Party) all Confidential Information of the Disclosing Party and all copies, reproductions, summaries, analyses or extracts thereof or based thereon (whether in hard-copy form or on intangible media, such as electronic mail or computer files) in the Receiving Party’s possession or in the possession of any Representative of the Receiving Party; provided, however: (i) that if a legal proceeding has been instituted to seek disclosure of the Confidential Information, such material shall not be destroyed until the proceeding is settled or a final judgment with respect thereto has been rendered; and (ii) that the Receiving Party shall not, in connection with the foregoing obligations, be required to identify or delete Confidential Information held in archive or backup systems in accordance with general systems archiving or backup policies. Upon each Party’s request, the other Party will, within thirty (30) days of termination, certify in writing to the other Party’s compliance with this Section.

11.7	The foregoing obligations shall survive any termination or expiration of this Agreement. Neither Party shall disclose the terms or conditions of this Agreement without the prior written approval of the other Party.

11.8	Each Party recognizes that the other Party has the right to make, use, market, license, or distribute products or software that would compete with the Company Solution (in the case of Company) and SAP Materials (in the case of SAP) as long as that the foregoing other Party shall not thereby breach this Agreement. Nothing shall restrict such Party and/or its affiliates’ freedom to independently develop any new or improved functionalities, products, means, systems and/or processes related to its software, which, in whole or in parts are congruent, similar and/or comparable to developments by the other Party. Further, either Party shall be free to use for any purpose the residuals resulting from access to or work with information (including Confidential Information) disclosed hereunder. The term “residuals” means information in non-tangible form, which may be retained by persons who have had access to such the information, including ideas, concepts, know-how or techniques contained herein. Neither Party shall have any obligation to limit or restrict the assignment of such persons or to pay royalties for any work resulting from use of residuals.

SAP and Company Confidential	Page 13 of 63

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

12.	Term and Termination

12.1	This Agreement comes into effect on the Effective Date and shall be in force for an initial term of two (2) years and thereafter will continue in full force and effect for successive periods of one (1) year, until either Party terminates the Agreement (the “Term”) provided in Section 12.1 and 12.2. Each Party may terminate the Agreement for convenience by giving the other Party six (6) months written notice prior to the end of the initial two (2) year Term or any subsequent renewal period.

Furthermore, SAP shall have the right to terminate this Agreement upon one hundred and eighty (180) days prior written notice, if Company fails to achieve the revenue targets defined in Sections 4.2 of Appendix 3.

12.2	Either Party will have the right to terminate this Agreement for cause by delivery of written notice of termination to the other Party hereto in the event such other Party (i) materially breaches any representation, warranty, covenant or agreement made by it hereunder or otherwise fails to perform any of its material obligations hereunder and such breach or failure is not cured within thirty (30) days after delivery of such notice to the defaulting Party, (ii) if the other Party files a petition for bankruptcy or insolvency, has an involuntary petition under bankruptcy laws filed against it, commences an action providing for relief under bankruptcy laws, files for the appointment of a receiver, or is adjudicated a bankrupt concern or (iii) is acquired by, or acquires, any third party that competes directly with such Party .

12.3	Termination of this Agreement shall not affect any customer contract concluded prior to the date termination becomes effective. Company agrees to maintain the compatibility of the Company Solution as set forth in Section 4.5 through the remainder of Company’s customer contracts with joint customers, provided however that neither Party is required to renew their contract with the customer solely because of this Section 12.3.

12.4	Except as otherwise provided in this Agreement, upon such effective date of termination, each Party’s rights and obligations hereunder will terminate. The rights and obligations of the Parties under Sections 7.4 and 8 through 12 hereof will survive such expiration and termination.

13.	Miscellaneous

13.1	Should any provision of this Agreement prove to be ineffective or unenforceable, this shall not affect the validity of the balance of the Agreement and this Agreement shall be construed as if such ineffective or unenforceable provision had never been contained herein.

13.2	All notices required or permitted under this Agreement should be addressed to the contact and location outlined below. If the information below changes during the Term of this Agreement, either Party will notify the other Party in writing:

SAP and Company Confidential	Page 14 of 63

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

Company Name:	SAP AG	BlackLine Systems, Inc.
Street:	Dietmar-Hopp-Allee 16	21300 Victory Blvd., 12th Floor
City/State:	Walldorf	Woodland Hills, CA
Country/Postal Code:	Germany – 69190	USA — 91367
Attention:	Global Licensing	Corporate Counsel

13.3	Company and SAP are independent contractors acting for their own account, and neither Party nor its employees are authorized to make any representation otherwise or any commitment on the other Party’s behalf unless previously authorized by such Party in writing. Nothing contained herein is intended to expressly or impliedly create, a principal and agent relationship, a legal partnership or joint venture, or any responsibility by one Party for the actions of the other.

13.4	Both Parties use information technology to store and process data concerning their business relationships. Each Party shall observe all applicable data protection laws in processing and handling personal data, including (without limitation) personal data controlled by their customers. Both Parties are responsible for permitting the personal data it provides to be processed and for protecting the rights of the data owner and the data controller.

13.5	This Agreement represents the entire arrangement between the Parties in respect of its subject matter and supersedes all prior agreements, understandings or arrangements (both oral and written) relating to its subject matter. No collateral agreements have been made. Unless otherwise specifically provided for in this Agreement, no variation, supplement or replacement of or from this Agreement or any of its terms shall be effective unless made in writing and signed by or on behalf of each Party with the intention to vary, supplement or replace being clearly expressed. The same applies to any provision by which the written form requirement is contracted out.

13.6	The Parties acknowledge that the laws and regulations of Germany and/or European Community, the United States and/or other applicable countries may restrict the export and re-export of commodities and technical data of their respective origin. Both Parties acknowledge that a close cooperation with regard to development of critical components is necessary in order to minimize potential export restrictions.

13.7	This Agreement shall be governed exclusively by and construed in accordance with the laws of U.S., State of New York. Exclusive venue shall be New York City (“Applicable Law”).

13.7	This Agreement may not be assigned or transferred by either Party without the prior written consent of the other Party. Notwithstanding the foregoing, this Agreement shall be binding upon and inure to the benefit of the Parties to this Agreement, as well as their respective permitted successors and assigns. SAP may assign this Agreement to any of its affiliates.

SAP and Company Confidential	Page 15 of 63

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

APPENDICES:

Appendix 1: Scope of the Integration

Appendix 2: Project Plan

Appendix 3: Revenue Share

Appendix 4: Support Collaboration

Appendix 5: SAP Enterprise Support

Appendix 6: Reserved

Appendix 7: Company License

Appendix 8: Entity Exclusion List

Appendix 9: SAP Guidelines Regarding SAP-ENDORSED BUSINESS SOLUTION

SAP and Company Confidential	Page 16 of 63

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

BlackLine Systems, Inc.	SAP

/s/ Therese Tucker	/s/ Marcell Vollmer
BY:	BY:

Therese Tucker	ppa. Dr. Marcell Vollmer
TYPED:	TYPED:

Chief Executive Officer	Chief Procurement Officer
TITLE:	TITLE:

September 27, 2013	17. Okt. 2013
DATE:	DATE:

/s/ [Illegible Signature]
BY:

[Illegible Name]
TYPED:

[Illegible Title]
TITLE:

17. Okt. 2013
DATE

<SIGNATURE PAGE OF THE SOFTWARE DEVELOPMENT COOPERATION AGREEMENT>

SAP and Company Confidential	Page 17 of 63

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

APPENDIX I

TO THE

SOFTWARE DEVELOPMENT COOPERATION AGREEMENT

Scope of the integration

1.	Company Solution

Company Solution means the “BlackLine Financial Close Suite for SAP”, which includes one or more of the following modules and connectors, and such modules as may be added after the Effective Date:

•	Account Reconciliation

•	Consolidation Integrity Manager

•	Variance Analysis

•	Task Management

•	Transaction Matching

•	Journal Entry

•	BlackLine SAP Connector

BlackLine Financial Close Suite for SAP version 6.3.0, and successor versions, and BlackLine SAP Connector version 2.5 and successor versions.

The integration described in Section 3 shall also be provided for any successor version / release of the BlackLine Financial Close Suite for SAP.

The BlackLine SAP Connector will only be distributed with BlackLine Financial Close Suite for SAP, provided that BlackLine may distribute the SAP Connector independent of the BlackLine Financial Close Suite for SAP to its existing Company customers as of the Effective Date, as well as any Company customer that initially purchases the Blackline Financial Close Suite, but subsequently requests support for SAP Software.

2.	SAP Software

SAP ECC 6.0 Enhancement Package 6 for SAP HANA

SAP ECC 6.0 Enhancement Package 1 to 7

SAP ECC 6.0

SAP ECC 5.0

SAP R/3 Enterprise (4.7)

The integration described in Section 3 shall also be provided for any successor version / release of the SAP ECC component.

SAP and Company Confidential	Page 18 of 63

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

3.	Integration Scenario

BlackLine Financial Close Suite for SAP is offered by BlackLine and currently provided as a hosted solution. The BlackLine SAP Connector is on-premise software. BlackLine customers install it into their SAP ECC instance.

The BlackLine SAP Connector allows for the extraction of different kinds of data from the SAP ECC system to the Company Solution, including but not limited to:

•	G/L Account balances

•	Currency exchange rates

The extracted data is encrypted and sent via a secure network connection to the BlackLine Financial Close Suite for SAP (“push” from the SAP landscape). The extracted data is leveraged in the modules Account Reconciliation, Consolidation Integrity Manager, and Variance Analysis. For the three other modules of the BlackLine Financial Close Suite for SAP there is no direct integration to SAP, currently.

SAP and Company will evaluate the potential to also integrate Company Solution with SAP Cloud solutions or other SAP on-premise solutions.

4.	Product Standards/Release Planning

Company shall ensure that Company Solution is compliant with requirements as outlined in the then current SAP product standard guidelines sheet and the solution qualification test plan defined by SAP for the Company Solution referencing the applicable SAP product standards.

SAP and Company Confidential	Page 19 of 63

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

The Company Solution shall be subject to acceptance by SAP subject to completion of an acceptance test according to the then current terms and conditions concerning the applicable SAP product standards.

During such acceptance tests, SAP will test and evaluate the Company Solution and notify Company if the Company Solution adheres to the standards described above. Company shall promptly correct any errors and make required changes to the Company Solution to comply with the standards. If Company does not adhere to the standards described above and continues to fail to cure such noncompliance, SAP may terminate this Agreement with thirty (30) days written notice.

After the initial acceptance test, the Parties will have regular review cycles to review the compliance of the Company Solution with the then current SAP product standard guidelines and release levels. In these review meetings SAP will determine, if a re-qualification of the Company Solution subject to the process described above is required. Company will provide SAP with all necessary information to do this determination. If SAP requests a re-qualification for the Company Solution, Company agrees to cooperate with SAP in all respects and fulfill all requirements to enable the re-qualification test according to the then current SAP product standard guidelines sheet and the solution qualification test plan defined by SAP.

On SAP’s request, Company shall provide SAP with access to the Company Solution for testing and validation purposes. In each instance, such access shall be on a no-charge basis and subject to the BlackLine Master Subscription Agreement previously signed by the Parties.

On a yearly basis the Parties will evaluate their respective release schedule and use reasonable commercial efforts to align on such schedule for the Company Solution and the SAP Software. The Parties will communicate each amendments or additions to such release planning affecting the integration scenario at least on a quarterly basis.

5.	Certification

Company shall use commercially reasonable efforts to apply and successfully pass the “SAP Certified — Integration with SAP Applications” certification subject to the then current terms and conditions.

SAP and Company Confidential	Page 20 of 63

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

APPENDIX 2

TO THE

SOFTWARE DEVELOPMENT COOPERATION AGREEMENT

Project Plan

Please describe the project steps

Milestones	Completion Dates	Relevant Acceptance Criteria

Step 1: Company will grant SAP access to the ABAP code of the BlackLine SAP Connector 2.5 as far as it relates to data selects from SAP tables	March 31, 2.013	SAP receives access to code by Company

Step 2: SAP will review the code provided under step 1 and will advice on required changes (if any) to achieve functional correctness of the solution	April 15, 2013	SAP sends feedback to Company

Step 3: Company will adopt the advice provided by SAP under step 2 (if any)	Next version of BlackLine SAP Connector after release 2.5	BlackLine updates code of the BlackLine SAP Connector

Step 4: Company will replace native database selects of SAP tables in the BlackLine SAP Connector by the use of released or recommended SAP interfaces assuming that the recommended interfaces will perform to Company’s and its Customers speed requirements	December 31, 2014	BlackLine updates code of the BlackLine SAP Connector

Step 5: SAP and Company will review additional integration requests by customers and decide about potential joint steps in 2014.	December 31, 2013	Meeting held and minutes available

SAP and Company Confidential	Page 21 of 63

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

APPENDIX 3

TO THE

SOFTWARE DEVELOPMENT COOPERATION AGREEMENT

Revenue Share

1.	Definitions

If not set forth otherwise hereunder the definitions set forth under the Agreement shall also apply to this Appendix 3. For the purposes of this Appendix, the following definitions shall apply:

1.1	“Company Subsidiaries” means Company’s affiliates and subsidiaries, defined as corporations or other entities of which Company owns, either directly or indirectly, more than fifty percent (50%) of the stock or other equity interests.

1.2	“Net Revenue” means all fees due, and, invoiced by the Company or Company Subsidiaries for all sales (including, without limitation, licenses, subscriptions, renewal term, expansion of the number of users for SAP Customer and other forms of revenue-generating transactions) of the Company Solution (as described in Appendix 1) to SAP Customers for the entire Term of the agreement with the SAP Customer whether sold directly or sold through channels, Company Subsidiaries, agents or other representatives. For avoidance of doubt, “Net Revenue” shall not include fees for customized integration or implementation services, channel, Company Subsidiary or agent discounts, any taxes or tax charges of any kind (including but not limited to, income tax, corporation tax, customs duties, tariffs, excise, gross receipts, sales and use and value added tax) or renewal term or expansion of the number of users for existing users at SAP Customers as of the Effective Date of this Agreement. The term “Net Revenue” shall not include (a) receipts by Company under customer contracts executed prior to the Effective Date of this Agreement or (b) receipts related to renewals or extensions of such contracts. Notwithstanding the foregoing, Company shall be obligated to pay, and SAP shall be entitled to receive SAP License Royalties, as indicated in Section 4.1 of this Appendix, for any customer contracts with [***] irrespective of whether customer contracts with such customers were executed before or after the Effective Date of this Agreement).

1.3

“SAP Customer” shall mean a company that has licensed, or is licensed to use through a parent, affiliate, or other group company, or is in a Sales Cycle to license any of the following SAP solutions: SAP CRP, SAP enterprise performance management solutions, SAP Business ByDesign, or SAP Cloud Financials. A company with whom a Sales Cycle with SAP or an SAP affiliate is ongoing shall be deemed a SAP Customer with regard to this Agreement, if an SAP solution set forth in the foregoing sentence is licensed directly to the company (or the company obtains the right to use the SAP solution through a parent, affiliate, or other group company) within six (6) months after the Company completes a sale of the Company Solution to such company. SAP will inform the Company as to the status of any company with

SAP and Company Confidential	Page 22 of 63

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

regard to its SAP relationship upon request, and the parties will work together in good faith to resolve any disagreement regarding the status of a purchaser or prospective purchaser of the Company Solution as an “SAP Customer”. SAP Customer shall not include any entity listed on Appendix 8 (Entity Exclusion List) for the period of time specified. Notwithstanding the foregoing, if an SAP Customer obtains the right to use the Company Solution as the result of an affiliate of the SAP Customer having licensed the Company Solution, only the revenue attributable to the use of the Company Solution by the SAP Customer entity shall qualify as Net Revenue and be subject to payment by Company of SAP License Royalties.

1.4	Subject to the limitation in Section 1.3, above, “Sales Cycle” means the entire process of selling the SAP solutions identified in Section 1.3 of this Appendix, beginning with some form of initial engagement with the prospect (such as a phone call from the prospect to enquire about pricing) until the point when the customer either signs an SAP customer agreement or notifies SAP of a decision not to purchase SAP Software.

2.	SAP Obligations

SAP will nominate a contact person who will coordinate any revenue related topics between the Parties under this Appendix. This person shall be the single point of contact for the Company who is authorized to make or accept required declarations on behalf of SAP.

3.	Company Obligations

3.1	Company will nominate a contact person who will coordinate any revenue related topics under this Appendix between the Parties. This person shall be the single point of contact for SAP who is authorized to make or accept needed declaration on behalf of the Company.

3.2	The Company will be responsible for all SAP Customers’ billing and collection functions with respect to the Company products and services.

3.3	Company will be responsible for calculating, reporting and remitting any revenues due to SAP.

3.4	Without prior written consent from SAP, Company is not permitted to render any information concerning SAP software license terms, SAP Software, SAP services or any other issues related to SAP products and services to customers. Company shall refer any customer requiring such information to SAP.

4.	Revenue Share

4.1	In consideration of the collaboration with SAP under the Agreement, Company shall pay SAP [***] of Net Revenue (“SAP License Royalties”).

SAP and Company Confidential	Page 23 of 63

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

As remuneration for the obligations described under Appendix 4, Section 6.3, Company shall pay SAP a yearly fee of [***] (“SAP Maintenance Royalties”). SAP License Royalties and SAP Maintenance Royalties shall be together referred to as “SAP Royalties”. In the first year, SAP will invoice Company based on the pro-rata amount to the end of the SAP fiscal year. This will be calculated, starting with the first full month following the Effective Date of this Agreement. In subsequent years, the full amount will be invoiced in the first quarter of the SAP fiscal year.

4.2	The current revenue targets for the sale of the Company Solution in specific countries will be part of potential local business plans. The revenue target for SAP Royalties shall be at a minimum the following amounts per twelve (12) month period within the initial two (2) years after Effective Date.

Contractual Year	Year 1	Year 2
EUR	[***]	[***]

5.	Revenue Share Reporting & Payments

5.1	SAP Royalties shall be due with each invoice of fees after execution of the agreement between Company and the SAP Customer and payable subject to Section 5.4.

5.2	Company agrees to provide a revenue share report on the tenth (10th) working day of each calendar month. Reports shall be provided even in the case that there are no SAP Royalties due. Three (3) business days before the end of each calendar year, Company will provide an additional update report. Each report required under this Appendix 3 shall contain detailed information on the each SAP Customer for which SAP Royalties are due or have been paid. Such information should at minimum include customer name (no abbreviations), customer address (street, city, postal code, country), group (if any), SAP Customer and installation number (if available), SAP Account Executive (if available), accounting period, new and renewed sales per SAP Customer in local and USD currency, a certificate evidencing the calculation of Net Revenue detailed by each individual SAP Customer and sub-totals by country of such SAP Customer. Additionally, Company will provide the report in Excel-file format in electronic form. SAP will inform in writing Company in case of change to the reporting format. Any changes or corrections to the royalty reports submitted to SAP can only be made within thirty (30) calendar days.

5.3	The currency exchange rate shall be based on the official fixing of the European Central Bank at the last business day of the month in which the Company invoices the SAP Customer.

5.4	SAP will invoice Company in USD currency according to Company’s report on the SAP Royalties according to Section 5.2. Company shall pay the invoiced amount latest sixty (60) calendar days following the date of the invoice by SAP.

SAP and Company Confidential	Page 24 of 63

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

5.5	SAP reserves the right to audit the Company calculated revenue sharing. The audit right may be executed by SAP or a mutually agreed independent auditor and may be exercised one (1) time in any twelve (12) month period provided that the auditing Party signs customary assurances of confidentiality and the audit is performed in such a manner that will not disrupt Company’s business. Company is only required to disclose information that consists of business records reflecting amounts due to SAP. SAP will be responsible for the costs of any audit.

5.6	If the audit discloses an underpayment, than Company will promptly, but no later than within one (1) calendar month, correct this underpayment by paying to SAP the amount of the underpayment. If the underpayment is greater than ten percent (10%) of the total amount payable during the period under audit, than Company will, in addition to paying the amount of the underpayment, reimburse SAP for the reasonable costs of the audit. In case an audit discloses discrepancies between actual Net Revenue or SAP Royalties and the amounts reported to SAP in two (2) or more reports, SAP may terminate this Appendix and the Agreement (including all Appendices) with thirty (30) days written notice.

5.7	All payments hereunder are non-refundable. The revenue share payment is recognized as revenue by SAP at the time of reporting to SAP.

5.8	All payment or reporting notices required or permitted under this Appendix should be addressed to the contact and location outlined below. If the information below changes during the Term of the Agreement, the Party will notify the other Party in writing:

Company Name:	SAP AG	BlackLine Systems, Inc.
Street:	Dietmar-Hopp-Allee 16	21300 Victory Blvd., 12111 Floor
City/State:	69190 Walldorf	Woodland Hills, CA 91367
Country:	Germany	USA
Attention:	Global Royalty Administration	Accounts Payable
Email:	###	###
Bank information:	Deutsche Bank AG, Heidelberg, Germany	Silicon Valley Bank
Konto/Account:	###	###
BLZ/ Bank ID:	###	###
SWIFT-code:	###	###
PO Number:	Tbd	n/a

6.	Taxes

6.1	Each Party shall be responsible for the payment of its own taxes.

6.2	Respectively all taxes based on income that are imposed, or may be imposed during the Term of this Agreement, by any federal, state or local government entities for payments received under this agreement will be borne by the recipient of the payment (the Recipient).

SAP and Company Confidential	Page 25 of 63

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

6.3	If the Party making such payments (the “Payer”) is required by law to withhold income or corporation tax or a similar tax (“Withholding Tax”) from any gross payment to the Recipient under this Agreement, Payer shall be entitled to withhold or deduct such tax from the gross amount to be paid if and to the extent that the Recipient may offset the withholding income and corporate tax liabilities according to the law of the country of residence of the Recipient against its income or corporate tax liabilities. However, Payer shall use all efforts to reduce any such withholding payable to the lowest possible rate subject to compliance with all applicable laws and double taxation treaties. Recipient will cooperate with Payer to the extent that is necessary to apply for such reduction, especially by, but not limited to, providing necessary forms to Payer or the relevant tax authority. Otherwise, Payer is entitled to withhold tax at standard rates according to the relevant laws. The Payer will in the case of any withholding of any Withholding Tax provide to the Recipient a receipt from the relevant tax authority to which such Withholding Tax has been paid.

6.4	All other taxes or charges of any kind (including but not limited to, customs duties, tariffs, excise, gross receipts, sales and use and value added tax) except income tax or corporation tax (or similar taxes) will be borne by the Payer. If any such tax or duty has to be withheld or deducted from any payment under this Agreement, Payer shall increase payment under this Agreement by such amount as shall ensure that after such withholding or deduction, Recipient shall have received an amount equal to the payment otherwise required.

7.	Term and Termination

This Appendix shall terminate or expire the date that the Agreement terminates or expires. In addition to the terms set forth under Section 12 of the Agreement, any provisions of this Appendix which, by their nature, require performance after termination, shall survive any termination. In particular, Company’s obligation to report and pay SAP Royalties will survive with respect to any Net Revenues from an agreement executed, renewed or extended with the SAP Customer prior to the date of termination or expiration of the Agreement (“Existing Agreement”). Notwithstanding the foregoing, Company shall not owe any SAP Royalties for (a) any agreement with an SAP Customer executed after the date of termination or expiration of the Agreement; or (b) any renewal term or expansion of the number of users under an Existing Agreement which occurs after the date of termination or expiration of the Agreement. Any payments owing or accrued as of the effective date of termination shall be promptly paid by the Company.

SAP and Company Confidential	Page 26 of 63

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

APPENDIX 4

TO THE

SOFTWARE DEVELOPMENT COOPERATION AGREEMENT

Support Collaboration

This Appendix sets forth the terms and conditions pursuant to which SAP and Company cooperate in handling Customer support requests concerning the Company Solution and the SAP Software. SAP and Company will provide Support Services (as defined below) in accordance with the applicable SAP standards for SAP support services subject to Company’s commitment to connect to the SAP Global Support Backbone (as defined below).

1.	Definitions

If not set forth otherwise hereunder, the definitions set forth under the Agreement shall also apply to this Appendix 4. For the purposes of this Appendix, the following additional definitions shall apply:

1.1	“Joint Customer” shall mean a SAP customer that operates the Company Solution in conjunction with an SAP solution and that has valid maintenance agreements in place for both solutions.

1.2	“Incident” shall mean a support event starting with (i) a failure, a defect or the functional impairment of the Company Solution or SAP Software or (ii) the reasonable probability that a failure, a defect or the functional impairment is caused by the Company Solution or SAP Software. As soon as Company’s support organization is informed by a Joint Customer, the support event becomes an Incident.

1.3	“Incident Remedy” shall mean the process of providing an appropriate remedy to fix an Incident, including but not limited to eliminating the defect or failure, providing a new version of the affected software solution, or demonstrating how to avoid the effects of the defect with reasonable effort. Incident Remedy corresponds with error corrections, patches, bug fixes, workarounds, replacement deliveries or any other type of software or documentation corrections or modifications to cure the Incident. Incident Remedy can include a de-escalation Taskforce.

1.4	“Mission-Critical Software Product” shall mean a software product that, when not functioning, may lead to critical interruptions or delays in Customer’s business processes and may cause a serious negative impact on the business of such Customer or SAP.

1.5	“Root Cause Analysis (RCA)” is the method and procedure of conducting an investigation into an Incident that allows understanding the root or fundamental cause of the Incident so that the problem may be corrected.

SAP and Company Confidential	Page 27 of 63

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

1.6	“SAP Collaboration Platform” shall mean the technical infrastructure that is pre-requisite technical network between Joint Customer system landscape, SAP Global Support Backbone and Company SAP Solution Manager for the Support Services described under this Appendix. The SAP Collaboration Platform leverages the features of the SAP Solution Manager by (i) inter-connecting the different SAP Solution Manager Service Helpdesks run by SAP, Joint Customers and Company and (ii) by giving Company and Joint Customers access to SAP’s knowledge hubs. The SAP Collaboration Platform enables integration of ABAP- and Java-based tools for Root Cause Analysis of Incidents.

1.7	“SAP Global Support Backbone” shall mean SAP’s overall service and support infrastructure. SAP Global Support Backbone is used for delivery of proactive services, incident management, and software updates including but not limited to software enhancement packages. SAP Global Support Backbone is fully integrated with SAP’s knowledge databases and communities (such as SAP Service Marketplace). Along with SAP’s remote supportability capabilities, SAP Global Support Backbone provides a single integrated lifecycle management platform that allows mission-critical support, and a smooth information flow between SAP, Joint Customers and Company.

1.8	“SAP Solution Manager” shall mean SAP’s central application management and support platform and front-end to the SAP Global Support Backbone for SAP, customers and/or partners. This platform provides Joint Customers and Company with the technical basis required for the support collaboration under this Appendix.

1.9	“SAP Solution Manager Service Helpdesk” shall mean the functionality provided by the SAP Solution Manager and included in the SAP Solution Manager license provided in Schedule 2 to this Appendix, as primary and basic requirement for the technical environment that enables all parties involved in the resolution process for an Incident, to collaborate electronically by exchanging Incidents and that enables SAP and Company to provide Incident Remedy directly to Joint Customers.

1.10	“SAP Solution Manager Diagnostics” shall mean the analysis and diagnostics functionality of the SAP Solution Manager. It is the sole and central tool used by SAP to provide customers with Root Cause Analysis for an Incident.

1.11	“SAP Support On-Boarding Process” shall mean the process of (i) transferring Support Expertise regarding the Company Solution from Company to SAP, (ii) linking Company’s support organization to the SAP Global Support Backbone this enabling support for Joint Customers’ SAP software environment.

1.12	“Support Expertise” shall mean the technical skills and expert knowledge that is required to provide Joint Customers with qualified Support Services for Company Solution and SAP Software operated in the Joint Customer’s respective SAP software environment in accordance with the stipulations in this Appendix. This expertise includes but is not limited to knowledge regarding (i) the interface between SAP Software and Company Solution, and (ii) the Company Solution itself, and (iii) SAP’s and Company’s Support tasks.

SAP and Company Confidential	Page 28 of 63

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

1.13	“Support Services” shall mean all services defined in this Appendix or any referenced documents comprising the collaboration between SAP and Company in handling Joint Customer support requests by leveraging the SAP Global Support Backbone as described hereunder.

2.	Principles of the Support Collaboration and Scope

2.1	The processes and procedures defined in this Appendix 4 are applicable worldwide to all Joint Customers.

2.2	SAP and Company hereunder agree on a joint escalation process as well as service level agreement and implementation of a de-escalation taskforce. In addition Company will adhere to the SAP support standards that apply to the support of end-to-end operations of SAP software operated by Joint Customers. These standards include but are not limited to (i) customer support by Incident management,(ii) change management by change request management, change control management and test management, (iii) SAP application management by providing the customer with minimum documentation, remote supportability and Root Cause Analysis, (iv) business process operations by business process and interface monitoring and exception handling, data volume management, job scheduling, management and transactional consistency and data integrity and (v) SAP technical operations by system administration and system monitoring. The escalation process and the SAP support standards for third-party products are subject to change. SAP will provide Company with the most recent applicable SAP support standards for third-party products in the document “Applicable SAP Support Standards for Support Collaboration”. This document is made available on the SAP Service Marketplace under https://service.sap.com/sw-partner Company will always adhere to the then current version.

2.3	Unless explicitly agreed otherwise herein, each Party will be responsible for its own costs incurred with the Support Services under this Appendix and its personnel costs incurred in performing the activities or obligations under this Appendix.

3.	Company’s Obligations under this Appendix

3.1	Company will deliver first level, second level and third level support as defined in the then current “Applicable SAP Support Standards for Support Collaboration with Integration Partners” with respect to Company Solution; the current version of which is included in Schedule 4 of this Appendix.

3.2	Integration into SAP Global Support Backbone. Company shall, as a key requirement of the Support Services, establish an interface to the SAP Global Support Backbone. Therefore Company shall (i) implement and operate the SAP Solution Manager subject to and in accordance with Schedule 2 to this Appendix and (ii) use the functionality provided by the SAP Solution Manager Service Helpdesk for all of its support tasks that require interaction between the Parties.

SAP and Company Confidential	Page 29 of 63

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

3.3	Company shall perform its support tasks as defined in the most recent applicable SAP support standards for third-party products as outlined the in the “SAP Support Standards for Support Collaborations with Integration Partners” document. This document is made available on the SAP Service Marketplace under https://service.sap.com/sw-partner. Company’s support tasks are subject to change and Company will always adhere to the then current version.

3.4	Company shall provide Joint Customers with all levels of support services for Company’s Software. SAP has no obligation to provide customers with Support Services for Company Solution.

3.5	Technical Pre-Requisites. Company agrees to provide SAP with support tools and technical documentation for the Company Solution allowing for efficient remote technical diagnosis and isolation of an Incident in the Joint Customer’s SAP software environment by leveraging the SAP Global Support Backbone. SAP shall provide Company with its detailed request during the modules “Document Transfer” of the SAP Support On-Boarding Process as it is defined under Section 5 below.

4.	SAP’s Obligations under this Appendix

4.1	SAP’s Support Tasks. SAP shall perform its support tasks for SAP Software as outlined in Appendix 5 to this Agreement, provided however that the provision of SAP’s support tasks is contingent on Company has successfully performed its obligations under this Appendix. SAP’s support tasks are subject to change.

4.2	Access to SAP Technical Notes. SAP will grant Company access to SAP technical notes via the SAP Service Marketplace and/or the SAP Solution Manager, as applicable.

4.3	SAP Support Methodology. SAP will assist Company, to ramp up Company’s support organization regarding the applicable SAP support methodologies. This ramp-up education will be provided in accordance with SAP’s support standards for third-party support education, at one Company site to be defined by Company.

4.4	Enabling Services. SAP will provide Company with the following training and other services to enable Company to operate the SAP Solution Manager (“Enabling Services”):

a)	Assistance in the technical set up and configuration of Company’s SAP Solution Manager and in initially connecting Company’s SAP Solution Manager/SAP Collaboration Platform to the SAP Global Support Backbone.

b)	Training of system administrators and support engineers in the continuous operation of the SAP Solution Manager.

SAP and Company Confidential	Page 30 of 63

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

5.	SAP Support On-Boarding Process.

5.1	The SAP Support On-Boarding Process consists of multiple modules:

a)	Document Transfer

5.2	SAP and Company will jointly align scheduling of these modules.

5.3	SAP and Company agree to bear their own costs that may arise out of the SAP Support On-Boarding Process.

5.4	Module “Document Transfer”.

5.4.1	The “Document Transfer” will be initiated by SAP.

5.4.2	Company agrees to provide SAP with access to Company’s technical support database.

5.4.3	Company agrees to provide SAP with all documents including but not limited to:

a)	Technical Notes regarding known Incidents of the Company Solution and known Incident Remedies.

b)	Technical recommendations regarding the methodologies for analyzing and evaluating an occurring error in the Company Solution.

c)	Documentation regarding the communication processes between the Company Solution and the SAP Software interface, as there are mainly detailed protocols or error logs including but not limited to time stamps, error messages, and description of the data transferred between the SAP Software, and Company Solution. Depending on the amount of data transferred, Company will break down tracing information to comprehensive levels of detail.

d)	Support solution guidelines for Company Solution, including but not limited to description of best practices, customer-care handbooks or comparable documentation.

e)	Recommendations for customer standard system configuration. These guidelines shall summarize hardware-specific parameters including but not limited to parameters for system configuration, sizing, network, high availability, file distribution, disk organization, channels, capacity and charge.

SAP and Company Confidential	Page 31 of 63

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

6.	SAP License Grant, Maintenance, Enabling Services, Remuneration

6.1	SAP Solution Manager License. For the Term of the Agreement, SAP grants Company the right to use the SAP Solution Manager as defined in Schedule 2 to this Appendix.

6.2	Maintenance. For the term of this Appendix, SAP will provide Enterprise Support Services (as defined in Appendix 5 to the Agreement) for Company’s installation of the SAP Solution Manager.

6.3	Remuneration. Partner shall pay the fee as set forth under Appendix 3 for the (i) SAP Solution Manager license as set forth under Schedule 2 to this Appendix, (ii) the Enabling Services described under Section 4 above and (iii) the provision of Enterprise Support Services as set forth under Section 6.2 above.

7.	Other Training in addition to the SAP Support On-Boarding Process.

7.1	Any additional requirement and/or customized training are subject to consent of the Party providing such training and may cause additional costs. Any training is subject to its then current terms and conditions. Both Parties shall jointly agree on the schedule of such training sessions.

7.2	Scope and Content. The content of the training sessions shall be recommended by the Party providing the training. The content shall be substantially similar to the standard training sessions that such Party provides to its own technical support resources. The Party that receives such training may define additional training requirements.

7.3	Training Locations. Each Party may provide the training sessions by their technical support or education organizations and may locate the training events in the facilities where such training is generally provided unless otherwise agreed to between the Parties in advance.

8.	Governance of the Support Collaboration, Contact Persons

8.1	Support Review Meetings. The Parties shall meet regularly at a mutually agreed upon time at an SAP location to review and discuss the worldwide support performance.

8.2	Designated Contact Persons. Company will provide contact data regarding its support and escalation organization and individuals in Schedule 1 to this Appendix. The individuals may be contacted by SAP when the process interfaces defined in this Appendix need special attention.

8.3	Updating Contact Data regarding Support Services. Company agrees to update SAP on changes in its communication interfaces by e-mailing new or changed contact data to solution.support.partner@sap.com.

SAP and Company Confidential	Page 32 of 63

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

SCHEDULES to the Appendix

Schedule	1: Company’s Support Interfaces
Schedule	2: License for SAP Solution Manager
Schedule	3: Reserved
Schedule	4: Applicable SAP Support Standards for Support Collaboration with Integration Partners

SAP and Company Confidential	Page 33 of 63

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

SCHEDULE 1

TO APPENDIX 4

COMPANY’S SUPPORT INTERFACES

Company agrees to update SAP on changes in its contact data by e-mailing, at least once a year, new or changed contact data to “###”

SAP and Company Confidential	Page 34 of 63

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

SCHEDULE 2

TO APPENDIX 4

LICENSE GRANT AND REQUIREMENTS FOR THE SAP SOLUTION MANAGER

1.	For the Term of the Agreement, SAP grants Company the non-exclusive, worldwide, non-transferable limited right to use the SAP Solution Manager for the purposes of receiving, sending and processing Incidents from Joint Customers regarding the Company Solution.

2.	Company will setup the SAP Solution Manager integration for Incident processing no later than (i) within thirty (30) days before the first RTC of the Company Solution following the Effective Date or (ii) as mutually agreed between the Parties if the Company Solution has no RTC date. Company will inform SAP and both Parties will jointly inform the Joint Customer(s) in writing when Company’s SAP Solution Manager is set-up, integrated with SAP Global Support Backbone and fully operational.

3.	Company is required to maintain correct master data for Joint Customers within Company’s installation of the SAP Solution Manager. SAP is not responsible for the correct technical transmission and the corresponding transmission timeframes of the Incidents outside of SAP’s own systems, nor is it responsible for any infrastructure not owned by SAP.

4.	Company may not license, lease, loan, distribute or otherwise provide access to the SAP Global Support Backbone, the SAP Solution Manager, or any portion thereof, to any third party, unless expressly agreed to in writing in advance by SAP.

5.	SAP is not responsible for the correct technical transmission and the corresponding transmission timeframes of the Incidents outside the SAP systems or for any infrastructure not owned by SAP.

SAP and Company Confidential	Page 35 of 63

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

SCHEDULE 3

TO APPENDIX 4

RESERVED

SAP and Company Confidential	Page 36 of 63

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

SCHEDULE 4

TO APPENDIX 4

APPLICABLE SAP SUPPORT STANDARDS FOR SUPPORT COLLABORATION WITH INTEGRATION PARTNERS

Version 3 as of July 2013.

The most recent version of this document can be found on the SAP Service Marketplace under www.service.sap.com/sw-partner

Preamble

This Schedule 4 defines the standards that are applicable to the SAP support process in general as part of SAP Enterprise and Standard level support.

“Company Software” shall mean Company Solution as set forth under the Agreement

1.	Definitions

1.1	“Action Plan” shall mean a document or report created for the Joint Customer by the Party that is processing an Incident to describe the progress of a Corrective Action for an Incident including (i) description of next steps to be taken, by SAP, Company, Joint Customer or Joint Customer’s partners with respective due dates to the extent possible, (ii) results of actions taken to date, (iii) date and time of next status update and a schedule of future activities to reach an Incident Remedy, and (iv) a list of responsible persons allocated by Company and/or SAP to the Incident Remedy.

1.2	“Corrective Action” shall mean an action which will provide Joint Customer with (i) Incident Remedy or at least with (ii) an Action Plan for the Parties involved in the Incident Remedy process.

1.3	“Customer Action” shall mean the status of an Incident which was handed over to Joint Customer for further activities to be executed by Joint Customer.

1.4	“De-Escalation Taskforce” shall mean a support team staffed by both SAP and Company to provide support at a Joint Customer location in response to an Escalated Situation and where an Incident Remedy cannot be provided remotely.

1.5	“Escalated Situation” shall mean any critical situation which has very serious consequences for normal business transactions of the Joint Customer, provided parties to this Attachment agree that the resolution of such situation requires additional attention by either or both parties.

1.6	“Local Office Hours” shall mean Company’s regular working hours (e.g. 8.00 a.m. to 6.00 p.m.) during regular working days, in accordance with the corresponding public holidays.

SAP and Company Confidential	Page 37 of 63

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

1.7	“Priority” shall mean the level of priority assigned to Incidents and as defined in Section 2.8.

1.8	“Processing Time” shall mean the time period during which Company works on Incident Remedy for a single Incident. For Priority 1 Incidents the time is measured as real time (i.e. 24x7 hours). For all other Incident priorities, the time is measured in Local Office Hours. Processing Time does not include the time when (i) the Incident has the status “Customer Action” or “SAP Proposed Solution”, or when (ii) the Incident has the status “Partner Action” and the action is not with the Company. Processing Time is split into Initial Reaction Time and time for Corrective Action as defined in Section 2.

1.9	“Release to Customer (RTC)” shall mean the date that marks the initial availability of a new release of SAP Software or Company Software to Joint Customer and the beginning of the restricted shipment phase.

1.10	“SAP Proposed Solution” shall mean SAP has provided ‘Corrective Action” to Joint Customer.

1.11	“Service Level Agreement” or “SLA” shall mean the service level in accordance with definitions, procedures, and schedules as they are defined in Section 2.

1.12	“Top Issue” shall mean issues and/or failures identified and prioritized jointly by SAP and Company in accordance with SAP standards which (i) endanger Go-Live of a pre-production system or (ii) have a significant business impact on a productively used system.

2.	Joint Obligations and Collaboration

2.1	SAP and Company shall process Incidents by performing their respective support tasks.

2.2	Qualified Response. SAP and Company agree to provide each other and Joint Customer with qualified responses to enable the Joint Customer to start with the resolution process for an Incident (“Qualified Response”). This Qualified Response shall be provided within the SLA for initial Reaction Time and shall cover information about the progress of the Incident Remedy, technical information about the Incident and information requests the other Party or Joint Customer has to provide.

2.3	Availability for Technical Support and Escalation. SAP and Company agree to provide to each other availability of their support organizations and senior support management for an Escalated Situation twenty-four hours a day and seven days a week (i.e. 24x7 hours).

SAP and Company Confidential	Page 38 of 63

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

2.4	Priority of Incidents. SAP and Company agree to apply the SAP standard definitions and categorizations for Incidents as they are defined by the Applicable SAP Support Standards in accordance with this Schedule 4.

2.5	Handling Priority of Incidents. SAP and Company agree that Company shall not modify the Priority of Incidents defined by Joint Customer. Company may however lower the Priority of an Incident (i) once Company has provided SAP and/or the Joint Customer with a workaround and (ii) if the Joint Customer and SAP consent to such change of the Incident Priority.

2.6	Measuring Processing Time and Incident Remedy.

2.6.1	SAP will monitor the Processing Time for Initial Reaction and Corrective Action by means of the SAP Global Support Backbone.

2.6.2	Processing Time for Company shall start with the receipt of an Incident by Company. Company shall confirm the incident receipt via SAP Global Support Backbone within the SLA for Initial Reaction Time.

2.6.3	Each party will work on Incident Remedy in close and direct cooperation and communication with the Joint Customer and keep the other party updated on the progress of the Incident Remedy.

2.7	SLA for Initial Reaction Time. “SLA for Initial Reaction Time” shall be deemed to be met if Company has given a Qualified Response within the defined time which is;

i.	For Priority 1 Incidents measured as real time, meaning 24x7 hours (seven by twenty-four);

ii.	For Priority 2 Incidents measured as per Company’s Local Office Hours.

2.8	SLA for Corrective Action. The SLA for Corrective Action shall be deemed to be met if, (i) within the Processing Time subsequent to the initial Reaction Time the Joint Customer was proposed an Incident Remedy (if a solution is provided system-based status confirmation will be provided via SAP Support Global Backbone), or if (ii) the Joint Customer has agreed to lower the Priority of the Incident.

2.9	SLA on Processing Times, Definition of Priorities and Response Time. Company agrees to process Incidents within the time-frames below (see Table 1). The respective period starts with the receipt of an Incident by Company

a)	Company shall give SAP Qualified Response about the incident receipt and processing within the Initial Reaction Time set forth below.

b)	Company shall use best efforts to solve the Incident within the SLA for Response Time set forth below.

SAP and Company Confidential	Page 39 of 63

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

c)	The parties will monitor the Response Time.

2.10	Classification of Test Systems. Identical problem situations in test systems shall normally justify a Priority that is one level lower than the equivalent Priority in a Joint Customer’s production system.

2.11	Company will give regular status updates on the Incident Remedy process in relation to the priority of the Incident: for Priority 2 at least once per business day, Priority 3 at least every second business day and Priority 4 at least at the end of the business week.

Table 1: Processing Times

Priority Of Customer Incident	Description	SLA for Initial Reaction Time	SLA for Corrective Action	SLA for Response time

Priority 1 (Very high)

An Incident is properly ascribed “Priority 1” if the Incident has very serious consequences for normal business transactions and urgent, business critical work cannot be performed. The Incident requires immediate processing because the malfunction can cause serious losses.

This is generally caused by the following circumstances:

•    Complete system outage

•    Malfunctions of central SAP Software functions and/or Company Software in the production system

•    Top Issues

		1 hour (24x7 hours)	4 hours (24x7 hours)	SLA for Corrective Action

Priority 2 (High)	An Incident is properly ascribed “Priority 2” if normal business transactions are seriously affected and necessary tasks cannot be performed. This is caused by incorrect or inoperable functions in the SAP systems and/or Company Software that are required to perform such transactions and/or tasks. The Incident requires immediate processing because the malfunction can seriously disrupt the entire productive business flow.	4 hours (Local Office Hours)	No	4 business days (Local Office Hours)

Priority 3 (Medium)	An Incident is properly ascribed “Priority 3” if normal business transactions are affected. The Incident is caused by incorrect or inoperable functions in the SAP system and/or Company Software.	No days (Local		8 business Office Hours)

Priority 4 (Low)	An Incident is properly ascribed “Priority 4” if the Incident has few or no effects on normal business transactions. The problem is caused by incorrect or inoperable functions in the SAP systems and/or Company Software that are not required daily, or are rarely used.	No		16 business days

3.	Definition of the Support Process

3.1	SAP will implement in the SAP Global Support Backbone a queue for the Company Software (“Company Support Component”) to allow for this usage scenario. SAP will name this Company Support Component in the SAP Global Support Backbone in compliance with the SAP component naming conventions.

SAP and Company Confidential	Page 40 of 63

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

3.2	SAP will forward the Incident allocated to Company Support Component to Company’s installation of the SAP Solution Manager for Incident Remedy by Company.

3.3	All communication between Joint Customer, SAP and Company shall be documented via SAP Global Support Backbone.

3.4	In case a Customer accidentally or incidentally uses the Company Support Component for an Incident related to SAP software, Company shall directly forward such Incident to the corresponding SAP support component. Forwarding of such Incidents to SAP must be performed in accordance with the Incident priorities defined in this Schedule.

3.5	Only Joint Customer takes the decision whether and when an Incident is successfully remedied and can close the Incident in the SAP Global Support Backbone.

4.	Escalation process and De-Escalation Taskforce

4.1	Either party’s escalation management shall monitor the support processes and co-operate closely with the other Party in any possible process with the goal to de-escalate and resolve the Joint Customer situation in a reasonable time.

4.2	A De-Escalation Taskforce will be set up if an issue related to the Company Software cannot be resolved remotely and where SAP and Company agree that only the cooperation of both can de-escalate such critical Joint Customer situation.

4.3	Company and SAP agree to support the other party for a De-Escalation Taskforce upon either party’s reasonable request. Either party will make reasonable efforts to join the other party at the Joint Customer site within thirty-six (36) hours.

4.4	Parties agree to initially bear their own costs that might arise in case of De-Escalation Taskforce. Once the Escalated Situation is terminated, parties will mutually agree how costs will be allocated between the parties according to the results of the Root Cause Analysis of the Incident that lead to this escalation.

4.5	Parties commit to document in Technical Notes the solution provided to the Joint Customer once the Escalated Situation is closed.

4.6	Each Party will exchange with the other party the final reports summarizing the actions taken and results of these actions, likelihood of problem recurrence and recommended future actions.

4.7	Parties may close a De-Escalation Taskforce upon mutual agreement.

5.	Definition of Support Tasks

5.1	Support Tasks of First Level Support

SAP and Company Confidential	Page 41 of 63

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

“First Level Support” includes Joint Customer and application management help desk services as follows:

(1)	Receive Incident messages from Joint Customer — comprehensive problem description

(2)	Translate non-English Incident message into English

(3)	Check information provided by the Joint Customer (including correct/missing/wrong information)

(4)	Check the Priority based on the given definition (see Table 1)

(5)	Check the specific Support Component in SAP Global Support Backbone

(6)	Assign problem record to a specific Support Component in SAP Global Support Backbone for follow-up by SAP’s service and support organization.

(7)	Check functionality of Joint Customer’s remote connection.

(8)	Search in support database (e.g. Technical Notes and Joint Customer messages)

(9)	Summarize status before forwarding to next level, if required

5.2	Support Tasks of Second Level Support

“Second Level Support” is based on SAP Solution Manager Diagnostics and focuses on the Root Cause Analysis including the following tasks:

(1)	Verify Joint Customer’s system customization

(2)	Access Joint Customer’s system, if necessary for problem analysis

(3)	Analyze dumps, write traces and reproduce problems

(4)	Provide workaround, if possible

(5)	Create and modify Technical Notes

(6)	Provide Joint Customer with Incident Remedy or workaround

(7)	Provide Joint Customer for Priority 1 Incidents with Incident Remedy or Action Plan within SLA for Corrective Action.

(8)	Summarize status before forwarding to next support level, if required

5.3	Support Tasks of Third Level Support

(1)	Check if Incident is definitely caused by the Company Software.

(2)	Analyze in detail all recorded traces and error messages received from Joint Customer

(3)	Create Technical Note for selected Incidents regarding:

a)	the identified cause of the defect

b)	the process of the incident Remedy with all requested information and material (e.g. bug fixes, patches, description of workarounds)

(4)	Specify expected duration to fix the Incident by Incident Remedy.

(5)	Recommendations for potential workarounds

(6)	Access Joint Customer’s system via remote access (e.g. SAP Support Network):

a)	to analyze the Joint Customer’s system regarding the Incident

b)	to advise how to implement a workaround recommendation

SAP and Company Confidential	Page 42 of 63

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

(7)	Provide SAP and/or Joint Customer with Updates for the Company Software

6.	SAP support and escalation contacts

6.1	General information

This section contains information about the support and escalation contacts at SAP. Any new versions will be made available on SAP Service Marketplace (https://service.sap.com/sw-partner) and will supersede this version. This information is for SAP and Company Confidential (under no circumstances it should be shared with Joint Customer).

6.2	SAP’s support contacts

6.2.1	SAP Global Partner Support

In order to fulfill SAP’s obligation and SLA within SAP Enterprise Support and other support models with Joint Customer for third party software solutions, SAP operates “SAP Global Partner Support Centers”.

SAP Global Partner Support Centers (SAP GPS) are located in Dublin (IR), Rot (DE), and Dresden (DE) for EMEA, Newtown Square (US) for Americas, and Dalian (CN) for APJ.

An SAP Supportability Lab for partner solutions has been established in Newtown Square.

For Incident management issues, including message solving, Company may also contact SAP GPS on-duty queue manager via e-mail to “SAP GPS 24x7 duty” (mailto:sap global partner supportsap.com) for further assistance.

For general topics or questions, Company may contact SAP via e-mail at E2Esolutionoperationsasap.com.

6.2.2	SAP’s Escalation Contacts

To request an Escalated Situation, Company shall contact a Customer Interaction Center of SAP (contact data can be found at https://service.sap.com/supportcenters).

For information about requesting an Escalated Situation and providing details of how the issue is impacting the business of Joint Customer, see SAP Note 90835 at https://service.sap.com/notes.

An Escalated Situation is justified in critical cases only. Failure to provide detailed information on how this issue is impacting the business of Joint Customer will result in the request being denied.

SAP and Company Confidential	Page 43 of 63

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

6.2.3	SAP Global Partner Support

In case Company is not satisfied with First Level and Second Level support (as appropriate) provided by SAP Global Partner Support, Company may escalate the case to SAP GPS on-duty queue manager via e-mail to sap global partner supportsap.com which is monitored 24x7 hours. When sending an e-mail on this topic, please copy Hugh Robertson (###).

SAP and Company Confidential	Page 44 of 63

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

APPENDIX 5

TO THE

SOFTWARE DEVELOPMENT COOPERATION AGREEMENT

SAP ENTERPRISE SUPPORT

This Appendix governs the provision of support services by SAP as further defined herein (“SAP Enterprise Support”) for all SAP software licensed by Company under the Agreement (hereinafter collectively referred to as the “Enterprise Support Solutions”), excluding software to which special support agreements apply.

1.	Definitions

If not set forth otherwise hereunder, the definitions set forth under the Agreement shall also apply to this Appendix 5. For the purposes of this Appendix, the following additional definitions shall apply:

1.1	“Go-Live” marks the point in time from when, after implementation of Enterprise Support Solution or an upgrade of Enterprise Support Solution, the Enterprise Support Solution can be used by Company for processing real data in live operation mode and for running Company’s business in accordance with the Agreement.

1.2	“Company Solution” shall mean Enterprise Support Solutions and any other software licensed by Company from third parties provided such third-party software is operated in conjunction with Enterprise Support Solutions.

1.3	“Production System” shall mean a live SAP system used for normal business operations and where Company’s data is recorded.

1.4	“SAP Software Solution(s)” shall mean a group of one or multiple Production Systems running Company Solutions and focusing on a specific functional aspect of Company’s business. Details and examples can be found on the SAP Service Marketplace.

1.5	“Service Session” shall mean a sequence of support activities and tasks carried out remotely to collect further information on an incident by interview or by analysis of a Production System resulting in a list of recommendations. A Service Session could run manually, as a self-service or fully automated.

1.6	“Top-Issue” shall mean issues and/or failures identified and prioritized jointly by SAP and Company in accordance with SAP standards which (i) endanger Go-Live of a pre-production system or (ii) have a significant business impact on a Production System.

1.7	“Local Office Time” shall mean regular working hours (8.00 a.m. to 6.00 p.m.) during regular working days, in accordance with the applicable public holidays observed by SAP’s registered office. With regard to SAP Enterprise Support only, both Parties can mutually agree upon a different registered office of one of SAP’s affiliates to apply and serve as reference for the Local Office Time.

SAP and Company Confidential	Page 45 of 63

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

2.	Scope of SAP Enterprise Support.

Company may request SAP Enterprise Support services and SAP shall provide, to such degree as SAP makes such services generally available in the specific territory.

SAP Enterprise Support currently includes:

Continuous Improvement and Innovation

•	New software releases of the licensed Enterprise Support Solutions, as well as tools and procedures for upgrades.

•	Support packages—correction packages to reduce the effort of implementing single corrections. Support packages may also contain corrections to adapt existing functionality to changed legal and regulatory requirements.

•	For releases of the SAP Business Suite 7 core applications (starting with SAP ERP 6.0 and with releases of SAP CRM 7.0, SAP SCM 7.0, SAP SRM 7.0 and SAP PLM 7.0 shipped in 2008), SAP provides enhanced functionality and/or innovation through enhancement packages or by other means as available. During mainstream maintenance for an SAP core application release, SAP may provide one enhancement package or other update per calendar year.

•	Technology updates to support third-party operating systems and databases. Details on SAP’s release strategy and recommendations for technology updates for SAP’s enhancement packages can be found on the SAP Service Marketplace.

•	Available ABAP source code for Software applications and additionally released and supported function modules.

•	Software change management, such as changed configuration settings or Software upgrades, is supported, currently through content and information material, tools for client copy and entity copy, and tools for comparing customization.

•	SAP provides Company with up to five days remote support services per calendar year from SAP solution architects to assist Company in evaluating the innovation capabilities of the latest SAP enhancement package and how it may be deployed for Company’s business process requirements. SAP and Company shall schedule such service as mutually agreed.

•	Configuration guidelines and content for Software is usually shipped via SAP Solution Manager (see also SAP’s product standard “SAP Business Solution Configuration Standard”).

SAP and Company Confidential	Page 46 of 63

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

•	Best practices for SAP System Administration and SAP Solution Operations for Software.

•	SAP configuration and operation content is supported as integral parts of Software.

•	Content, tools and process descriptions for SAP Lifecycle Management are part of the SAP Solution Manager, the Software and/or the applicable Documentation for the Software

Advanced Support for Enhancement Packages and other SAP Software Updates

SAP offers special remote checks delivered by SAP solution experts to analyze planned or existing modifications and identify possible conflicts between Company custom code and enhancement packages and other software updates. Each check is conducted for one specific modification in one of Company’s core business process steps. Company is entitled to receive two out of the following services per calendar year per SAP Software Solution.

•	Modification Justification: Based on Company’s provision of SAP required documentation of the scope and design of a planned or existing custom modification in SAP Solution Manager, SAP identifies standard functionality of Software which may fulfill the Company’s requirements (for details see http://service.sap.com/).

•	Custom Code Maintainability: Based on Company’s provision of SAP required documentation of the scope and design of a planned or existing custom modification in SAP Solution Manager, SAP identifies which user exits and services may be available to separate custom code from SAP code (for details see http://service.sap.com/).

Global Support Backbone

•	SAP Service Marketplace—SAP’s knowledge database and SAP’s extranet for knowledge transfer on which SAP makes available content and services to customers and partners of SAP only.

•	SAP Notes on the SAP Service Marketplace document software errors and contain information on how to remedy, avoid and bypass errors. SAP Notes may contain coding corrections that customers can implement into their SAP system. SAP Notes also documents related issues, customer questions, and recommended solutions (e.g. customizing settings).

•	SAP Note Assistant—a tool to install specific corrections and improvements to SAP components.

•	SAP Solution Manager—as described in Section 2.4

SAP and Company Confidential	Page 47 of 63

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

Mission Critical Support

•	Global message handling by SAP for problems related to Enterprise Support Solutions (excluding software to which special support agreements apply), including Service Level Agreements for Initial Reaction Time and Corrective Action (for more information refer to Section 2.1.1).

•	SAP Support Advisory Center — as described in Section 2.2.

•	Continuous Quality Checks — as described in Section 2.3.

•	Global 24x7 Root Cause Analysis and escalation procedures in accordance with Section 2.1.1 below.

•	Root Cause Analysis for Custom Code: For Company custom code built with the SAP development workbench, SAP provides Mission-Critical support Root-Cause Analysis, according to the Service Level Agreement stated in Section 2.1.1 applicable for Priority “Very High” and priority “High” messages. If the Company custom code is documented according to SAP’s then-current standards (for details see http://service.sap.com/), SAP may provide guidance to assist Company in issue resolution

Other Components, Methodologies, Content and Community Participation

•	Monitoring components and agents for systems to monitor available resources and collect system status information of the Enterprise Support Solutions (e.g. Early Watch Alert).

•	Pre-configured test templates and test cases are usually delivered via the SAP Solution Manager. In addition the SAP Solution Manager assists Company’s testing activities with functionalities that currently include:

•	Test administration for Software by using the functionality provided as part of the SAP Solution Manager

•	Quality Management for management of “Quality-Gates”

•	SAP-provided tools for automatic testing

•	SAP-provided tools to assist with optimizing regression test scope. Such tools support identifying the business processes that are affected by a planned Software change and make recommendations for the test scope as well as generating test plans (for details see http://service.sap.com/).

•	Content and supplementary tools designed to help increase efficiency, which may include implementation methodologies and standard procedures, an Implementation Guide (IMG) and Business Configuration (BC) Sets.

SAP and Company Confidential	Page 48 of 63

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

•	Access to guidelines via the SAP Service Marketplace, which may include implementation and operations processes and content designed to help reduce costs and risks. Such content currently includes:

•	End-to-End Solution Operations: Assists Company with the optimization of the end-to-end operations of Company’s SAP Software Solution.

•	Run SAP Methodology: Assists Company with application management, business process operations, and administration of the SAP NetWeavere technology platform, and currently includes:

•	The SAP standards for solution operations

•	The road map of Run SAP to implement end-to-end solution operations

•	Tools, including the SAP Solution Manager application management solution

•	For more information on the Run SAP methodology, refer to http://service.sap.com/runsap

•	Participation in SAP’s customer and partner community (via SAP Service Marketplace), which provides data about best business practices, service offerings, etc.

2.1	Global Message Handling and Service Level Agreement (SLA).

When Company reports malfunctions, SAP supports Company by providing information on how to remedy, avoid and bypass errors. The main channel for such support will be the support infrastructure provided by SAP. Company may send an error message at any time. All persons involved in the message solving process can access the status of the message at any time.

In exceptional cases, Company may also contact SAP by telephone. For such contact (and as otherwise provided) SAP requires that License provide remote access as specified in Section 3.2(iii).

The following Service Level Agreements (“SLA” or “SLAs”) shall apply to all Company support messages that SAP accepts as being Priority I or 2 and which fulfill the prerequisites specified herein. Such SLAs shall commence in the first full Calendar Quarter following the Effective Date of this Appendix. As used herein, “Calendar Quarter” is the three month period ending on March 31, June 30, September 30 and December 31 respectively of any given calendar year.

SAP and Company Confidential	Page 49 of 63

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

2.1.1	SLA for Initial Response Times:

a.	Priority 1 Support Messages (“Very High”). SAP shall respond to Priority I support messages within one (1) hour of SAP’s receipt (twenty-four hours a day, seven days a week) of such Priority 1 support messages. A message is assigned Priority I if the problem has very serious consequences for normal business transactions and urgent, business critical work cannot be performed. This is generally caused by the following circumstances: complete system outage, malfunctions of central SAP functions in the Production System, or Top-Issues.

b.	Priority 2 Support Messages (“High”). SAP shall respond to Priority 2 support messages within four (4) hours of SAP’s receipt during SAP’s Local Office Time of such Priority 2 support messages. A message is assigned Priority 2 if normal business transactions in a Production System are seriously affected and necessary tasks cannot be performed. This is caused by incorrect or inoperable functions in the SAP systems that are required to perform such transactions and/or tasks.

2.1.2	SLA for Corrective Action Response Time for Priority 1 Support Messages: SAP shall provide a solution, work around or action plan for resolution (“Corrective Action”) of Company’s Priority 1 support message within four (4) hours of SAP’s receipt (twenty-four hours a day, seven days a week) of such Priority 1 support message (“SLA for Corrective Action”). In the event an action plan is submitted to Company as a Corrective Action, such action plan shall include: (i) status of the resolution process; (ii) planned next steps, including identifying responsible SAP resources; (iii) required Company actions to support the resolution process; (iv) to the extent possible, due dates for SAP’s actions; and (v) date and time for next status update from SAP. Subsequent status updates shall include a summary of the actions undertaken so far; planned next steps; and date and time for next status update. The SLA for Corrective Action only refers to that part of the processing time when the message is being processed at SAP (“Processing Time”). Processing Time does not include the time when the message is on status “Partner Action”, “Customer Action” or “SAP Proposed Solution”, whereas (a) the status Partner Action means the support message was handed over to a technology or software partner of SAP or a third-party vendor of SAP for further processing; (b) the status Customer Action means the support message was handed over to Company; and (c) the status SAP Proposed Solution means SAP has provided a Corrective Action as outlined herein. The SLA for Corrective Action shall be deemed met if within four (4) hours of processing time: SAP proposes a solution (status “SAP Proposed Solution”), a workaround or an action plan; or if Company agrees to reduce the priority level of the message.

SAP and Company Confidential	Page 50 of 63

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

2.1.3	Prerequisites and Exclusions.

2.1.3.1	Prerequisites. The SLAs shall only apply when the following prerequisites are met for all support messages: (i) support messages are related to releases of Enterprise Support Solutions which are classified by SAP with the shipment status “unrestricted shipment”; (ii) support messages are submitted by Company in English via the SAP Solution Manager software in accordance with SAP’s then current support message processing log-in procedure which contain the relevant details necessary (as specified in SAP Note 16018 or any future SAP Note which replaces SAP Note 16018) for SAP to take action on the reported error; (iii) support messages are related to a product release of Enterprise Support Solutions which falls into Mainstream Maintenance or Extended Maintenance. For Priority I support messages, the following prerequisites must be fulfilled by Company: (a) the issue and its business impact are described in detail sufficient to allow SAP to assess the issue; (b) Company makes available for communications with SAP, twenty four (24) hours a day, seven (7) days a week, an English speaking contact person with training and knowledge sufficient to aid in the resolution of the Priority I message consistent with Company’s obligations hereunder; and (c) a Company contact person is provided for opening a remote connection to the system and to provide necessary log-on data to SAP.

2.1.3.2	Exclusions. For SAP Enterprise Support the following types of Priority 1 messages are excluded from the SLAs: (i) support messages regarding a release, version and/or functionalities of Enterprise Support Solutions developed specifically for Company (including without limitation those developed by SAP Custom Development and/or by SAP subsidiaries) except for custom code built with the SAP development workbench; (ii) support messages regarding country versions that are not part of the Enterprise Support Solutions and instead are realized as partner add-ons, enhancements, or modifications is expressly excluded even if these country versions were created by SAP or an associated organization; (iii) the root cause behind the support message is not a malfunction, but a missing functionality (“development request”) or the support message is ascribed to a consulting request

2.1.4	Service Level Credit.

2.1.4.1	SAP shall be deemed to have met its obligations pursuant to the SLAs as stated above by reacting within the allowed time frames in ninety-five percent {95%) of the aggregate cases for all SLAs

SAP and Company Confidential	Page 51 of 63

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

within a Calendar Quarter. In the event Company submits less than twenty (20) messages (in the aggregate for all SLAs) pursuant to the SLAs stated above in any Calendar Quarter during the Enterprise Support term, Company agrees that SAP shall be deemed to have met the its obligations pursuant to the SLAs stated above if SAP has not exceeded the stated SLA time-frame in more than one support message during the applicable Calendar Quarter.

2.1.4.2	Subject to Section 2.1.4.1 above, in the event that the timeframes for the SLA’s are not met (each a “Failure”), the following rules and procedures shall apply: (i) Company shall inform SAP in writing of any alleged Failure; (ii) SAP shall investigate any such claims and provide a written report proving or disproving the accuracy of Company’s claim; (iii) Company shall provide reasonable assistance to SAP in its efforts to correct any problems or processes inhibiting SAP’s ability to reach the SLAs; (iv) subject to this Section 2.1.4, if based on the report, an SAP Failure is proved, SAP shall apply a Service Level Credit (“SLC”) to Company’s next SAP Enterprise Support Fee invoice equal to one quarter percent (0.25%) of Company’s SAP Enterprise Support Fee for the applicable Calendar Quarter for each Failure reported and proved, subject to a maximum SLC cap per Calendar Quarter of five percent (5%) of Company’s SAP Enterprise Support Fee for such Calendar Quarter. Company bears the responsibility of notifying SAP of any SLCs within thirty (30) days after the end of a Calendar Quarter in which a Failure occurs. No penalties will be paid unless notice of Company’s claim for SLC(s) is received by SAP in writing. The SLC stated in this Section 2.1.4 is Company’s sole and exclusive remedy with respect to any alleged or actual Failure.

2.2	SAP Support Advisory Center. For Priority 1 and Top-Issues directly related to the Enterprise Support Solutions, SAP shall make available a global unit within SAP’s support organization for mission critical support related requests (the “Support Advisory Center”). The Support Advisory Center will perform the following mission critical support tasks: (i) remote support for Top-Issues — the Support Advisory Center will act as an additional escalation level, enabling 24X7 Root Cause Analysis for problem identification; (ii) Continuous Quality Check service delivery planning in collaboration with Company’s IT, including scheduling and delivery coordination; (iii) provides one SAP Enterprise Support report on request per calendar year; (iv) remote primary certification of the SAP Customer Center of Expertise if requested by Company; and (v) providing guidance in cases in which Continuous Quality Checks (as defined in Section 2.3 below), an action plan and/or written recommendations of SAP show a critical status (e.g. a red CQC report) of the Enterprise Support Solution.

SAP and Company Confidential	Page 52 of 63

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

As preparation for the Continuous Quality Check delivery through SAP Solution Manager, Company’s Contact Person and SAP shall jointly perform one mandatory setup service (“Initial Assessment”) for the Enterprise Support Solutions. The Initial Assessment shall be based upon SAP standards and documentation.

The designated SAP Support Advisory Center will be English speaking and available to Company’s Contact Person (as defined below) or its authorized representative twenty-four hours a day, seven days a week for mission critical support related requests. The available local or global dial-in numbers are shown in SAP Note 560499.

The Support Advisory Center is only responsible for the above mentioned mission critical support related tasks to the extent these tasks are directly related to issues or escalations regarding the Enterprise Support Solutions.

2.3	SAP Continuous Quality Check. In case of critical situations related to the SAP Software Solution (such as Go Live, upgrade, migration or Top Issues), SAP will provide at least one Continuous Quality Check (the “Continuous Quality Check” or “CQC”) per calendar year for each SAP Software Solution.

The CQC may consist of one or more manual or automatic remote Service Sessions. SAP may deliver further CQC’s in cases where vital alerts reported by SAP EarlyWatch Alert or in those cases where Company and the SAP Advisory Center mutually agree that such a service is needed to handle a Top-Issue. Details, such as the exact type and priorities of a CQC and the tasks of SAP and cooperation duties of Company, shall be mutually agreed upon between the Parties. At the end of a CQC, SAP will provide Company with an action plan and/or written recommendations.

Company acknowledges that all or part of the CQC sessions may be delivered by SAP and/or a certified SAP partner acting as SAP’s subcontractor and based on SAP’s CQC standards and methodologies. Company agrees to provide appropriate resources, including but not limited to equipment, data, information, and appropriate and cooperative personnel, to facilitate the delivery of CQC’s hereunder.

Company acknowledges that SAP limits CQC re-scheduling to a maximum of three times per year. Re-scheduling must take place at least (five) 5 working days before the planned delivery date. If Company fails to follow these guidelines, SAP is not obliged to deliver the yearly CQC to the Company.

2.4	SAP Solution Manager.

SAP Solution Manager shall be subject to the Agreement and is for the following purposes only: (i) delivery of SAP Enterprise Support and support services for Company Solution including delivery and installation of software and technology maintenance for Enterprise Support Solutions; (ii) the operation of a service desk for Enterprise Support Solutions and remote diagnostic tools for Company Solutions; (iii)

SAP and Company Confidential	Page 53 of 63

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

application management for Company Solutions including implementation, testing, change request management, operations and continuous improvement for Enterprise Support Solutions; and; (iv) administration, monitoring and reporting for Company Solution. The use for the SAP Solution Manager is limited to the Company Solutions only.

SAP Solution Manager is subject to the usage rights granted in the Agreement and may not be used for any other purposes than those specified herein. The right to use any SAP Solution Manager capabilities other than those above is subject to a separate written agreement with SAP, even if such capabilities are contained in or related to SAP Solution Manager.

3.	Company’s Responsibilities.

3.1	SAP Enterprise Support Program Management. In order to receive SAP Enterprise Support hereunder, Company shall designate a qualified English speaking contact within its SAP Customer Center of Expertise for the Support Advisory Center (the “Contact Person”) and shall provide contact details (in particular e-mail address and telephone number) by means of which the Contact Person or the authorized representative of such Contact Person can be contacted at any time. Company’s Contact Person shall be Company’s authorized representative empowered to make necessary decisions for Company or bring about such decision without undue delay.

Contact Person Name	Postal Address	Email Address	Desk Telephone Number	Mobile Telephone Number
Luke Weiss	21300 Victory Blvd., 12th Floor, Woodland Hills, CA 91367, USA	###	###	###

3.2	Other Requirements. In order to receive SAP Enterprise Support hereunder, Company must:

(i)	Continue to pay all Enterprise Support Service Fees in accordance with the Agreement.

(ii)	Otherwise fulfill its obligations under the Agreement and this Appendix.

(iii)

Provide and maintain remote access via a technical standard procedure as defined by SAP and grant SAP all necessary authorizations, in particular for problem analysis as part of message handling. Such remote access shall be granted without restriction regarding the nationality of the SAP employee(s)

SAP and Company Confidential	Page 54 of 63

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

who process support messages or the country in which they are located. Company acknowledges that failure to grant access may lead to delays in message handling and the provision of corrections, or may render SAP unable to provide help in an efficient manner. The necessary software components must also be installed for support services. For more details, see SAP Note 91488.

(iv)	Establish and maintain an SAP certified Customer COE meeting the requirements specified in Section 4 below within twelve months of the Effective Date of this Appendix.

(v)	Have installed, configured and be using productively, an SAP Solution Manager Software system, with the latest patch levels for Basis, ABAP, and the latest SAP Solution Manager Software support packages.

(vi)	Activate SAP EarlyWatch Alert for the Production Systems and transmit data to Company’s productive SAP Solution Manager system. See SAP Note 1257308 for information on setting up this service.

(vii)	Perform the Initial Assessment as described in Section 2.2 and implement all the recommendations of SAP classified as mandatory.

(viii)	Establish a connection between Company’s SAP Solution Manager Software installation and SAP and a connection between the Company Solutions and Company’s SAP Solution Manager Software installation. Company shall maintain the solution landscape in Company’s SAP Solution Manager Software system for all Production Systems and systems connected to the Production Systems. Company shall maintain the Software Solutions and core business processes in Company’s SAP Solution Manager Software system at least for the Production Systems. Company shall document any implementation or upgrade projects in Company’s SAP Solution Manager Software system.

(ix)	To fully enable and activate the SAP Solution Manager, Company shall adhere to the applicable documentation.

(x)	Company agrees to maintain adequate and current records of all Modifications and, if needed, promptly provide such records to SAP.

4.	Customer Center of Expertise.

4.1

Role of the Customer Center of Expertise. In order to leverage the full potential value delivered as part of SAP Enterprise Support, Company is required to establish a Customer Center of Expertise (“Customer Center of Expertise”, or “Customer COE”). The Customer COE is designated by Company as a central point of contact for interaction with the SAP support organization. As a permanent center of expertise, the Customer COE supports Company’s efficient implementation, innovation, operation

SAP and Company Confidential	Page 55 of 63

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

and quality of business processes and systems related to the SAP Software Solution based on the Run SAP methodology provided by SAP (for more information on the Run SAP methodology, refer to http://service.sap.com/runsap). The Customer COE should cover all core business process operations. SAP recommends starting the implementation of the Customer COE as a project that runs in parallel with the functional and technical implementation projects.

4.2	Basic Functions of the Customer COE. The Customer COE must fulfill the following basic functions:

•	Support Desk: Set-up and operation of a support desk with a sufficient number of support consultants for infrastructure/application platforms and the related applications during regular local working hours (at least 8 hours a day, 5 days (Monday through Friday) a week). Company support process and skills will be jointly reviewed in the framework of the service planning process and the certification audit.

•	Contract administration: Contract and license processing in conjunction with SAP (license audit, maintenance billing, release order processing, user master and installation data management).

•	Coordination of innovation requests: Collection and coordination of development requests from the Company and/or any of its affiliates provided such affiliates are entitled to use the SAP Software under the Agreement. In this role the Customer COE shall also be empowered to function as an interface to SAP to take all action and decisions needed to avoid unnecessary modification of Software and to ensure that planned modifications are in alignment with the SAP software and release strategy.

•	Information management: Distribution of information (e.g. internal demonstrations, information events and marketing) about Software and the Customer COE within the Company’s organization.

•	CQC Planning: Company regularly engages in a service planning process with SAP. The service planning starts during the initial implementation and will then be continued regularly.

4.3	RESERVED

5. Enterprise Support Fees. SAP Enterprise Support Fees shall be paid annually in advance and shall be specified in Appendices to the Agreement. SAP Enterprise Support offered by SAP may be changed annually by SAP at any time upon three months prior written notice. After the initial term, the Enterprise Support Fees and any limitations on increases are subject to Company’s compliance with the Customer COE requirements specified above.

6. Termination. After the initial term, Enterprise Support may be terminated by either Party with ninety (90) days written notice prior to the start of the following renewal period. Any termination will be effective at the end of the then-current Enterprise Support period during which

SAP and Company Confidential	Page 56 of 63

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

the termination notice is received by SAP. Notwithstanding the forgoing, SAP may terminate Enterprise Support after thirty days written notice of Company’s failure to pay Enterprise Support Fees. For the avoidance of any doubt, termination of Enterprise Support by Company under this Section shall strictly apply to all licenses under the Agreement, its appendices, schedules and addenda and any partial termination of Enterprise Support by Company shall not be permitted in respect of any part of the Agreement, its appendices, schedules, addenda or this Appendix.

7. Changes to Company Information. In order to receive SAP Enterprise Support hereunder, Company undertakes to inform SAP without undue delay of any changes to Company’s installations and Named Users and all other information relevant to the Enterprise Support Solutions. To ensure compliance with the terms of this Appendix, SAP shall be entitled to periodically monitor (i) the correctness of the information Company provided and (ii) Company’s usage of the Solution Manager in accordance with the rights and restrictions set out in Section 2.4.

8. Reinstatement. In the event Company elects not to commence SAP Enterprise Support upon the first day of the month following initial delivery of the Software, or SAP Enterprise Support is otherwise terminated pursuant to Section 6 above or declined by Company for some period of time, and is subsequently requested or reinstated, SAP will invoice Company the accrued SAP Enterprise Support Fees associated with such time period plus a reinstatement fee.

9.	Other Terms and Conditions.

9.1	In order to receive SAP Enterprise Support hereunder, Company shall have obtained all licenses for the Company Solutions.

9.2	In the event that Company is entitled to receive one or more services per calendar year, (i) Company shall not be entitled to receive such services in the first calendar year if the Effective Date of this Appendix is after September 30 and (ii) Company shall not be entitled to transfer a service to the next year if Company has not utilized such service.

9.3	FAILURE TO UTILIZE SAP ENTERPRISE SUPPORT PROVIDED BY SAP MAY PREVENT SAP FROM BEING ABLE TO IDENTIFY AND ASSIST IN THE CORRECTION OF POTENTIAL PROBLEMS WHICH, IN TURN, COULD RESULT IN UNSATISFACTORY SOFTWARE PERFORMANCE.

9.4	In the event SAP licenses third-party software to Company under the Agreement, SAP shall provide Enterprise Support on such third-party software to the degree the applicable third-party makes such Enterprise Support available to SAP. Company may be required to upgrade to more recent versions of its operating systems and databases to receive SAP Enterprise Support. If the respective vendor offers an extension of support for its product, SAP may offer such extension of support under a separate written agreement for an additional fee.

9.5	SAP Enterprise Support is provided according to the current maintenance phases of SAP Software releases as stated in http://service.sap.com/releasestrategy.

SAP and Company Confidential	Page 57 of 63

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

APPENDIX 6

TO THE

SOFTWARE DEVELOPMENT COOPERATION AGREEMENT

RESERVED

SAP and Company Confidential	Page 58 of 63

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

APPENDIX 7

TO THE

SOFTWARE DEVELOPMENT COOPERATION AGREEMENT

COMPANY LICENSE

Test & Demo License for Company Solution

1.	Company grants SAP the right to access the Company Solution for the purpose of testing the interoperability between SAP Software and the Company Solution. In each instance, such access shall be subject to the Master Subscription Agreement for the Company Solution signed by SAP and Company.

2.	Subject to the terms and conditions of the Master Subscription Agreement between SAP and Company, Company grants SAP the right to access the Company Solution for the purpose of enabling SAP to demonstrate the joint solution to potential customers.

3.	Company and SAP agree that the rights granted in this Appendix shall be free of charge.

SAP and Company Confidential	Page 59 of 63

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

APPENDIX 8

TO THE

SOFTWARE DEVELOPMENT COOPERATION AGREEMENT

ENTITY EXCLUSION LIST

For sales of the Company Solution that are completed after the Effective Date of the Agreement as a result of the previously submitted sales proposals identified below, SAP shall not be entitled to receive SAP License Royalties under Appendix 3 provided that the agreement for the sale of the Company Solution is completed (and any necessary order is submitted) prior to the expiration of the validity period indicated below.

For avoidance of doubt, SAP shall be entitled to receive the SAP License Royalty prescribed by Appendix 3 of this Agreement for a sale of the Company Solution under any of the proposals identified below if the agreement for the sale of the Company Solution is fully executed after the applicable validity period (see below).

Full Customer Name	Validity Period
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

SAP and Company Confidential	Page 60 of 63

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

APPENDIX 9

TO THE

SOFTWARE DEVELOPMENT COOPERATION AGREEMENT

SAP GUIDELINES REGARDING SAP-ENDORSED BUSINESS SOLUTION

(EBS)

CONFIDENTIAL

SAP and Company Confidential	Page 61 of 63

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

SAP and Company Confidential	Page 62 of 63

[***] = CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

SAP and Company Confidential	Page 63 of 63